    As filed with the Securities and Exchange Commission on April 24, 2002

                                      Securities Act Registration No. 333-95849
                              Investment Company Act Registration No. 811-09805
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 -------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [_]

                        Pre-Effective Amendment No.                         [_]


                        Post-Effective Amendment No. 8                      [X]


                                    and/or

                       REGISTRATION STATEMENT UNDER THE

                        INVESTMENT COMPANY ACT OF 1940                      [_]


                                Amendment No. 9                             [X]


                       (Check appropriate box or boxes)

                                 -------------

                     STRATEGIC PARTNERS OPPORTUNITY FUNDS
                     (formerly Strategic Partners Series)


              (Exact name of registrant as specified in charter)

                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

              (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including Area Code: (973) 367-1495

                              George P. Attisano
                             Gateway Center Three
                              100 Mulberry Street
                         Newark, New Jersey 07102-4077
                    (Name and Address of Agent for Service)

                 Approximate date of proposed public offering:
As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):


                     [_]immediately upon filing pursuant to paragraph (b)



                     [X]on April 26, 2002, pursuant to paragraph (b)


                     [_]60 days after filing pursuant to paragraph (a)(1)

                     [_]on (date) pursuant to paragraph (a)(1)


                     [_]75 days after filing pursuant to paragraph (a)(2)


                     [_]on (date) pursuant to paragraph (a)(2) of Rule 485.

                        If appropriate, check the following box:

                     [_]this post-effective amendment designates a new
                        effective date for a previously filed post-effective amendment.

                               -----------------


       Title of securities being registered . . . . Shares of beneficial interest, par value $.001 per share.


================================================================================

                               Explanatory Note

                               -----------------


   This post-effective amendment to the registration statement of Strategic Partners Opportunity Funds (File No. 333-95849) is not intended to amend the prospectus or statement of additional information of Strategic Partners Mid-Cap Value Fund, dated April 15, 2002.

                                                      PROSPECTUS APRIL 26, 2002


     STRATEGIC PARTNERS
     OPPORTUNITY FUNDS


     STRATEGIC PARTNERS FOCUSED GROWTH FUND


     STRATEGIC PARTNERS NEW ERA GROWTH FUND


     STRATEGIC PARTNERS FOCUSED VALUE FUND



     Each Fund's Objective: Seeks long-term growth of capital





     As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Funds' shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

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Table of Contents
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
1   Risk/Return Summary
1   Investment Objective and Principal Strategies
3   Principal Risks
4   Evaluating Performance
7   Fees and Expenses

11  How the Funds Invest
11  Investment Policies
14  Other Investments and Strategies
18  Investment Risks

22  How the Trust is Managed
22  Board of Trustees
22  Manager
23  Investment Advisers
23  Portfolio Managers
26  Distributor

27  Fund Distributions and Tax Issues
27  Distributions
28  Tax Issues
29  If You Sell or Exchange Your Shares

31  How to Buy, Sell and Exchange Shares of the Funds
31  How to Buy Shares
39  How to Sell Your Shares
42  How to Exchange Your Shares
44  Telephone Redemptions or Exchanges
44  Expedited Redemption Privilege

45  Financial Highlights

58  The Strategic Partners Mutual Fund Family

    For More Information (Back Cover)



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  STRATEGIC PARTNERS OPPORTUNITY FUNDS    [PHONE]  (800) 225-1852


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Risk/Return Summary
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This section highlights key information about three investment portfolios (each a Fund) of STRATEGIC PARTNERS OPPORTUNITY FUNDS, formerly Strategic Partners Series (the Trust). The three Funds described in this prospectus are the STRATEGIC PARTNERS FOCUSED GROWTH FUND (THE FOCUSED GROWTH FUND), the STRATEGIC PARTNERS NEW ERA GROWTH FUND (THE NEW ERA GROWTH FUND) and the STRATEGIC PARTNERS FOCUSED VALUE FUND (THE FOCUSED VALUE FUND). Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES




ALL FUNDS


Each Fund's investment objective is LONG-TERM GROWTH OF CAPITAL. This means we seek investments whose price will increase over several years. Each Fund's strategy is to combine the efforts of two investment advisers (Advisers) and to invest in their favorite stock selection ideas. Each Adviser builds a portfolio with stocks in which it has the highest confidence and may invest more than 5% of the Fund's assets in any one issuer. Each Fund may invest in foreign securities. Each Fund may actively and frequently trade its portfolio securities.


   During market declines, an Adviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the adviser invests. Conversely, in rising markets, an Adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the Adviser's segment of the Fund.


   While we make every effort to achieve our objective, we can't guarantee success.



FOCUSED GROWTH FUND


We normally invest at least 65% of the Fund's total assets in equity-related securities of U.S. companies that we believe have strong capital appreciation potential. The primary equity-related securities in which the Fund invests are common stocks. Each Adviser uses a growth style to select approximately 20 securities.




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                                                                             1

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Risk/Return Summary
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NEW ERA GROWTH FUND


We normally invest at least 65% of the Fund's total assets in equity-related securities of emerging U.S. companies that we believe have strong capital appreciation potential. Emerging companies may be of any size. These companies are expected to have products, technologies, management, markets and opportunities that will help achieve an earnings growth over time that is well above the growth rate of the overall U.S. economy.



FOCUSED VALUE FUND


We normally invest at least 65% of the Fund's total assets in equity-related securities of small-, mid- and large-sized U.S. companies that we believe have strong capital appreciation potential. Each Adviser uses a value investment style to select approximately 20 to 30 securities.



SECURITY SELECTION


FOCUSED GROWTH AND NEW ERA GROWTH FUNDS (THE GROWTH FUNDS). In deciding which stocks to buy, each Growth Fund Adviser uses what is known as a growth investment style. This means that an Adviser will invest in stocks that it believes could experience superior sales or earnings growth. Generally, an Adviser will consider selling or reducing a stock position when, in its opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A stock's price decline does not necessarily mean that an Adviser will sell the stock at that time.



FOCUSED VALUE FUND. In deciding which stocks to buy, each Focused Value Fund Adviser uses what is known as a value investment style. This means that an Adviser will invest in stocks that it believes are undervalued based on its analysis of price-to-current earnings, book value, asset value, or other factors. We look for stocks meeting these criteria in all sectors of the market. Generally, an Adviser will consider selling or reducing a stock position when, in its opinion, the company no longer exhibits the characteristics that foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. A price decline of a stock does not necessarily mean that an Adviser will sell the stock at that time.



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2   STRATEGIC PARTNERS OPPORTUNITY FUNDS    [PHONE]  (800) 225-1852



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Risk/Return Summary
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PRINCIPAL RISKS


ALL FUNDS


Although we try to invest wisely, all investments involve risk. Since each Fund invests primarily in equity-related securities, there is the risk that the price of a particular stock we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. A Fund's holdings can vary significantly from broad market indexes; performance of the Fund can deviate from the performance of such indexes.


   Each Fund is NONDIVERSIFIED, meaning we can invest more than 5% of our assets in the securities of any one issuer. Investing in a nondiversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.




   Each Fund is subject to the price volatility of SMALL- AND MEDIUM-SIZED COMPANY STOCKS. Generally, the stock prices of small- and medium-sized companies vary more than the prices of large company stocks and may present greater risks.


   Each Fund may invest in COMPANIES THAT REINVEST THEIR EARNINGS rather than distribute them to shareholders. As a result, none of the Funds is likely to receive significant dividend income on its portfolio securities.



                                    *  *  *



   Like any mutual fund, an investment in a Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Funds Invest--Investment Risks."


   An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



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                                                                             3

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Risk/Return Summary
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EVALUATING PERFORMANCE


A number of factors--including risk--can affect how a Fund performs. The following bar charts show the performance of each of the Growth Funds for its only full calendar year of operation. The bar charts and tables that follow demonstrate the risk of investing in each Growth Fund by showing how its average annual total returns compare with a broad-based securities market index and a group of similar mutual funds. The returns of market indexes and mutual fund peer groups, which do not include the effect of any sales charges or operating expenses of a mutual fund or taxes, would be lower if the returns included the effect of these factors.


   The Growth Funds' annual returns do not include sales charges. If sales charges were included, the annual returns would be less than those shown. In addition, without the distribution and service (12b-1) fee waiver, the annual returns would have been lower.


   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).


   Past performance (before and after taxes) does not mean that a Fund will achieve similar results in the future.


   Because the Focused Value Fund has not been in operation for a full calendar year, no performance history for this Fund is included in this prospectus.



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4   STRATEGIC PARTNERS OPPORTUNITY FUNDS    [PHONE]  (800) 225-1852

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Risk/Return Summary
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FOCUSED GROWTH FUND

                                    [CHART]





Annual Returns of Class B Shares

 2001
 ----
-18.06%

BEST QUARTER: 13.77% (4th quarter of 2001)
WORST QUARTER: -21.26% (3rd quarter of 2001)



 AVERAGE ANNUAL TOTAL RETURNS/1/ (AS OF 12-31-2001)


                                        1 YR SINCE INCEPTION (6-2-00)
 Class A shares                      -22.16%                  -27.30%
 Class B shares                      -22.62%                  -27.33%
 Class C shares                      -20.17%                  -25.90%
 Class Z shares                      -17.78%                  -24.69%
 CLASS B SHARES
 RETURN BEFORE TAXES                 -22.62%                  -27.33%
 RETURN AFTER TAXES ON DISTRIBUTIONS -22.62%                  -27.33%
 RETURN AFTER TAXES ON DISTRIBUTIONS
  AND SALE OF FUND SHARES            -13.78%                  -21.43%
 Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
 S&P 500/2/                          -11.88%                  -11.49%
 Russell 1000 Growth Index/3/        -20.42%                  -24.78%
 Lipper Average/4/                   -22.94%                  -21.46%


1The Fund's returns are after deduction of sales charges and expenses.




2The Standard & Poor's 500 Composite Stock Price Index (the S&P 500)--an unmanaged index of 500 stocks of large U.S. companies--gives a broad look at how stock prices have performed.


3The Russell 1000 Growth Index contains those securities in the Russell 1000
 Index with a greater-than-average growth orientation. Companies in this Index tend to exhibit higher price-to-book and price-to-earnings ratios. Source:
 Lipper Inc.


4The Lipper Average is based on the average return of all mutual funds in the Lipper Large-Cap Growth Funds category.



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                                                                             5

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Risk/Return Summary
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NEW ERA GROWTH FUND


                [CHART]

Annual Returns of Class B Shares

    2001
 ---------
 (26.51%)%

BEST QUARTER: 20.13% (4th quarter of 2001)
WORST QUARTER: (29.60)% (3rd quarter of 2001)



 AVERAGE ANNUAL TOTAL RETURNS/1/ (AS OF 12-31-2001)



                                       1 YR SINCE INCEPTION (11-22-00)
Class A shares                      -29.55%                    -26.69%
Class B shares                      -30.19%                    -26.54%
Class C shares                      -27.98%                    -25.15%
Class Z shares                      -25.62%                    -22.94%
CLASS B SHARES
RETURN BEFORE TAXES                 -30.19%                    -26.54%
RETURN AFTER TAXES ON DISTRIBUTIONS -30.19%                    -26.54%
RETURN AFTER TAXES ON DISTRIBUTIONS
 AND SALE OF FUND SHARES            -18.38%                    -21.15%
Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
S&P 500/2/                          -11.88%                    -10.61%
Russell 3000 Growth Index/3/        -19.63%                    -20.20%
Lipper Average/4/                   -26.06%                    -22.53%


1 The Fund's returns are after deduction of sales charges and expenses.




2 The S&P 500--an unmanaged index of 500 stocks of large U.S. companies--gives a broad look at how stock prices have performed.


3 The Russell 3000 Growth Index contains those securities in the Russell 1000
  Index and the Russell 2000 Index with a greater-than-average growth orientation. Companies in this Index tend to exhibit higher price book and price-to-earnings ratios. Source: Lipper Inc.


4 The Lipper Average is based on the average return of all mutual funds in the Lipper Multi-Cap Growth Funds category.



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6   STRATEGIC PARTNERS OPPORTUNITY FUNDS    [PHONE]  (800) 225-1852

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Risk/Return Summary
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FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of a Fund --Classes A, B, C and Z. Each share class has different sales charges --known as loads --and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Funds."


 SHAREHOLDER FEES/1/ (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                            CLASS A    CLASS B    CLASS C    CLASS Z
Maximum sales charge (load) imposed on purchases (as a
 percentage of offering price)                                   5%       None         1%       None
Maximum deferred sales charge (load) (as a percentage of
 the lower of original purchase price or sale proceeds)          1%/2/      5%/3/      1%/4/    None
Maximum sales charge (load) imposed on reinvested dividends
 and other distributions                                       None       None       None       None
Redemption fees                                                None       None       None       None
Exchange fee                                                   None       None       None       None


1 Your broker may charge you a separate or additional fee for purchases and sales of shares.


2 Investors who purchase $1 million or more of Class A shares are subject to a contingent deferred sales charge (CDSC) of 1% for shares redeemed within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential Financial, Inc. (Prudential).




3 The contingent deferred sales charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.


4 The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.





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                                                                             7

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Risk/Return Summary
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 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                            CLASS A CLASS B CLASS C CLASS Z
    FOCUSED GROWTH FUND
    Management fees                            .90%    .90%    .90%    .90%
    + Distribution and service (12b-1) fees    .30%   1.00%   1.00%    None
    + Other expenses                           .27%    .27%    .27%    .27%
    = TOTAL ANNUAL FUND OPERATING EXPENSES    1.47%   2.17%   2.17%   1.17%
    - Fee waiver*                              .05%    None    None    None
    = NET ANNUAL FUND OPERATING EXPENSES      1.42%   2.17%   2.17%   1.17%
    NEW ERA GROWTH FUND
    Management fees                            .90%    .90%    .90%    .90%
    + Distribution and service (12b-1) fees    .30%   1.00%   1.00%    None
    + Other expenses                           .39%    .39%    .39%    .39%
    = TOTAL ANNUAL FUND OPERATING
     EXPENSES                                 1.59%   2.29%   2.29%   1.29%
    - Fee waiver*                              .05%    None    None    None
    = NET ANNUAL FUND OPERATING EXPENSES      1.54%   2.29%   2.29%   1.29%
    FOCUSED VALUE FUND
    Management fees                            .90%    .90%    .90%    .90%
    + Distribution and service (12b-1) fees    .30%   1.00%   1.00%    None
    + Other expenses                           .34%    .34%    .34%    .34%
    = TOTAL ANNUAL FUND OPERATING
     EXPENSES                                 1.54%   2.24%   2.24%   1.24%
    - Fee waiver*                              .05%    None    None    None
    = NET ANNUAL FUND OPERATING EXPENSES      1.49%   2.24%   2.24%   1.24%


*For the fiscal years ending 7-31-02 and 7-31-03, the Distributor of the Funds has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of each Fund's Class A shares.



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8   STRATEGIC PARTNERS OPPORTUNITY FUNDS    [PHONE]  (800) 225-1852

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Risk/Return Summary
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EXAMPLE

This example will help you compare the fees and expenses of the Funds' different share classes and the cost of investing in the Funds with the cost of investing in other mutual funds.


   The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first two fiscal years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:





                    1 YR  3 YRS  5 YRS 10 YRS
FOCUSED GROWTH FUND
Class A shares      $637 $  937 $1,258 $2,165
Class B shares      $720 $  979 $1,264 $2,243
Class C shares      $418 $  772 $1,253 $2,578
Class Z shares      $119 $  372 $  644 $1,420
NEW ERA GROWTH FUND
Class A shares      $649 $  972 $1,318 $2,291
Class B shares      $732 $1,015 $1,325 $2,368
Class C shares      $430 $  808 $1,313 $2,699
Class Z shares      $131 $  409 $  708 $1,556
FOCUSED VALUE FUND
Class A shares      $644 $  957 $1,293 $2,239
Class B shares      $727 $1,000 $1,300 $2,316
Class C shares      $425 $  793 $1,288 $2,649
Class Z shares      $126 $  393 $  681 $1,500



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                                                                             9

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Risk/Return Summary
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You would pay the following expenses on the same investment if you did not sell your shares:




                    1 YR 3 YRS  5 YRS 10 YRS
FOCUSED GROWTH FUND
Class A shares      $637  $937 $1,258 $2,165
Class B shares      $220  $679 $1,164 $2,243
Class C shares      $318  $772 $1,253 $2,578
Class Z shares      $119  $372 $  644 $1,420
NEW ERA GROWTH FUND
Class A shares      $649  $972 $1,318 $2,291
Class B shares      $232  $715 $1,225 $2,368
Class C shares      $330  $808 $1,313 $2,699
Class Z shares      $131  $409 $  708 $1,556
FOCUSED VALUE FUND
Class A shares      $644  $957 $1,293 $2,239
Class B shares      $227  $700 $1,200 $2,316
Class C shares      $325  $793 $1,288 $2,649
Class Z shares      $126  $393 $  681 $1,500



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10  STRATEGIC PARTNERS OPPORTUNITY FUNDS    [PHONE]  (800) 225-1852

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How the Funds Invest
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INVESTMENT POLICIES




ALL FUNDS


In addition to common stocks in which each Fund primarily invests, equity-related securities include nonconvertible preferred stocks; convertible securities; American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; real estate investment trusts (REITs); and similar securities. Convertible securities are securities-- like bonds, corporate notes and preferred stocks--that we can convert into the company's common stock or some other equity security.


   REITs invest primarily in real estate or real estate mortgages and distribute almost all of their income--most of which comes from rents, mortgages and gains on sales of property--to shareholders. While REITs themselves do not pay income taxes if they meet certain IRS requirements, the distributions they make to investors are taxable. Each of the FOCUSED GROWTH and FOCUSED VALUE FUNDS may invest in REITs as part of its principal investment strategy. The NEW ERA GROWTH Fund may invest in REITs as a secondary strategy.





FOCUSED GROWTH FUND


We may buy common stocks of companies of every size--small-, medium- and large-capitalization--although our investments are mostly in medium- and large-capitalization stocks. The Fund intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions.




   ALLIANCE CAPITAL MANAGEMENT'S portfolio manager, ALFRED HARRISON, uses fundamental analysis and research of Alliance's large internal research staff. In selecting stocks for the Fund, he emphasizes stock selection and investment in a limited number of companies that have strong management, superior industry positions, excellent balance sheets and the ability to demonstrate superior earnings growth.


   JENNISON ASSOCIATES LLC'S (JENNISON'S) portfolio managers, SPIROS SEGALAS and KATHLEEN MCCARRAGHER, invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at high prices relative to their current earnings.




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                                                                             11

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How the Funds Invest
---------------------------------------------------------------------


NEW ERA GROWTH FUND






   We may buy common stocks of companies of every size--small-, medium- and large-capitalization. The Fund intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions.


   The Fund may participate in the initial public offering (IPO) market. IPO investments may increase the Fund's total returns. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total returns.




    MASSACHUSETTS FINANCIAL SERVICES COMPANY'S portfolio managers, JOHN BALLEN and DALE DUTILE, use a "bottom-up" approach to look for companies of any size that they believe are either early in their life cycle, but which have the potential to become major enterprises, or are major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.


   JENNISON portfolio manager, SUSAN HIRSCH, looks primarily for small and medium-sized companies that have growth in sales and earnings driven by products or services. These companies usually have a unique market niche, a strong new product profile or superior management. She analyzes companies using both fundamental and quantitative techniques.



FOCUSED VALUE FUND






   The Fund intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions.




    The portfolio managers of DAVIS SELECTED ADVISERS LP (DAVIS), CHRISTOPHER
C. DAVIS and KENNETH CHARLES FEINBERG, focus primarily on value stocks of larger U.S. companies with market capitalizations of at least $5 billion. They look for companies with sustainable earnings per share growth rates selling at modest price-earnings multiples that they anticipate will expand as other investors recognize the company's true worth. They conduct extensive research to search for companies possessing several of the following characteristics: first class management, management ownership, strong returns on capital, lean expense structure, dominant or growing market share in a growing market, proven record as an acquirer, strong balance sheet, competitive products or services, successful international operations and innovation. Davis believes that if an investor combines a



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12  STRATEGIC PARTNERS OPPORTUNITY FUNDS    [PHONE]  (800) 225-1852

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How the Funds Invest
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sustainable earnings per share growth rate with a gradually expanding price-earnings multiple, these rates compound and can generate returns that could exceed average returns for the large capitalization domestic stocks sector.


   In selecting individual companies for investment, ROSS S. MARGOLIES and JOHN B. CUNNINGHAM, CFA, portfolio managers at SALOMON BROTHERS ASSET MANAGEMENT INC., employ fundamental analysis to search for companies the share prices of which appear to undervalue company assets or do not adequately reflect favorable industry trends, earnings declines that the portfolio managers believe are short-term in nature or other factors. They also look for companies possessing several of the following characteristics: competitive market position, competitive products and services, strong cash flow and experienced and effective management. They will evaluate special situations, such as current or possible changes in management, corporate policies, capitalization or regulatory environment, which may boost a company's sales, earnings, cash flow or share price. They also may consider growth potential due to technological advances, new products or services, new methods of marketing or production, changes in demand or other significant new developments that may enhance a company's future earnings.


DIVISION OF ASSETS
Strategy. Under normal conditions, there will be an approximately equal division of each Fund's assets between its two Advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided between the two Advisers as the Manager deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the Manager may allocate assets from the portfolio segment that has appreciated more to the other.



Impact of Reallocations. Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each Adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of a Fund or that the two Advisers may simultaneously favor the same industry. The Manager will monitor each Fund's overall portfolio to



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How the Funds Invest
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ensure that any such overlaps do not create an unintended industry concentration. In addition, if one Adviser buys a security as the other Adviser sells it, the net position of a Fund in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Fund will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets. The Manager will consider the timing of reallocation based upon the best interests of a Fund and its shareholders. To maintain a Fund's federal income tax status as a regulated investment company, the Manager also may have to sell securities on a periodic basis and the Fund could realize capital gains that would not have otherwise occurred.



                                    *  *  *



   For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Funds, Their Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Funds. To obtain a copy, see the back cover page of this prospectus.


   Each Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.


OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies described above, we may also use the following investment strategies to try to increase a Fund's returns or protect its assets if market conditions warrant.




FOREIGN SECURITIES
We may invest in FOREIGN SECURITIES, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. We do not consider ADRs and other similar receipts or shares traded in U.S. markets to be foreign securities.

MONEY MARKET INSTRUMENTS

Each Fund may temporarily hold cash or invest in high-quality foreign or domestic MONEY MARKET INSTRUMENTS pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, subject to the



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policy of normally investing at least 65% of the Fund's assets in equity-related securities. Money market instruments include the commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, nonconvertible debt securities (corporate and government), short-term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, repurchase agreements and cash (foreign currencies or U.S. dollars).

REPURCHASE AGREEMENTS

Each Fund may use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for a Fund and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes.


TEMPORARY DEFENSIVE INVESTMENTS

In response to adverse market, economic, political or other conditions, we may temporarily invest up to 100% of a Fund's assets in MONEY MARKET INSTRUMENTS. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund's assets when the equity markets are unstable.


U.S. GOVERNMENT SECURITIES

Each Fund may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.


SHORT SALES



Each Fund may make SHORT SALES of a security. This means that a Fund may sell a security that it does not own when we think the value of the security will decline. A Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. Each of the NEW ERA GROWTH and FOCUSED VALUE FUNDS also may



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make SHORT SALES "AGAINST THE BOX." In a short sale against the box, at the time of sale, a Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, a Fund gives up the opportunity for capital appreciation in the security.


DERIVATIVE STRATEGIES

We may use various derivative strategies to try to improve a Fund's returns. We may use hedging techniques to try to protect a Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Fund will not lose money. Derivatives--such as FUTURES, OPTIONS AND OPTIONS ON FUTURES-- involve costs and can be volatile. With derivatives, an Adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Fund's overall investment objective. An Adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match a Fund's underlying holdings.



Options. Each Fund may purchase and sell put and call options on securities indexes traded on U.S. or foreign securities exchanges or in the over-the-counter market. An OPTION is the right to buy or sell securities in exchange for a premium. A Fund will sell only covered options.



Futures Contracts and Related Options. A Fund may purchase and sell stock index futures contracts and related options on stock index futures. A Fund may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and a Fund makes daily margin payments based on price movements in the index. Each Fund also may enter into foreign currency forward contracts to protect the value of its



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assets against future changes in the level of foreign exchange rates. A FOREIGN
CURRENCY FORWARD CONTRACT is an obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.


   For more information about these strategies, see the SAI, "Description of the Funds, Their Investments and Risks--Risk Management and Return Enhancement Strategies."


ADDITIONAL STRATEGIES

Each Fund also follows certain policies when it BORROWS MONEY (each Fund can borrow up to 33 1/3% of the value of its total assets); LENDS ITS SECURITIES to others for cash management purposes (each Fund can lend up to 33 1/3% of the value of its total assets including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (each Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). Each Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.



PORTFOLIO TURNOVER


It is not a principal strategy of any Fund to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, as a result of the strategies described above, a Fund may have an annual portfolio turnover rate of over 100%. For the fiscal year ended February 28, 2002, the Focused Growth, New Era Growth and Focused Value Funds had annual portfolio turnover rates of 76%, 196% and 65%,respectively. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover may occur due to active portfolio management by the Advisers or as a result of reallocations between Advisers. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Fund's performance. It also can result in a greater



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How the Funds Invest
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amount of distributions as ordinary income rather than long-term capital gains.


INVESTMENT RISKS

All investments involve risk, and investing in the Funds is no exception. Since a Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Funds' principal investments and certain other non-principal investments the Funds may make. Unless otherwise noted, a Fund's ability to engage in a particular type of investment is expressed as a percentage of total assets. The investment types are listed in the order in which they normally will be used by the portfolio managers. See, "Description of the Funds, Their Investments and Risks" in the SAI.




INVESTMENT TYPE
% of Fund's Assets     RISKS                                POTENTIAL REWARDS
  EQUITY-RELATED     . Individual stocks could lose       . Historically, stocks have
  SECURITIES           value                                outperformed other
                     . The equity markets could             investments over the long
  All Funds            go down, resulting in a              term
                       decline in value of the            . Generally, economic
  At least 65%         Fund's investments                   growth means higher
                     . Changes in economic or               corporate profits, which
                       political conditions, both           lead to an increase in
                       domestic and                         stock prices, known as
                       international, may result in         capital appreciation
                       a decline in value of a
                       Fund's investments
-----------------------------------------------------------------------------------------





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How the Funds Invest
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
INVESTMENT TYPE (CONT'D)
% of Fund's Assets           RISKS                                POTENTIAL REWARDS
EQUITY-RELATED             . Stocks of small and                . Highly successful smaller
SECURITIES OF SMALL- AND     medium-sized companies               companies can out
MEDIUM-SIZED                 are more volatile and may            perform larger ones
COMPANIES                    decline more than those in
                             the S&P 500
Focused Growth and         . Smaller companies are
New Era Growth Funds         more likely to reinvest
                             earnings and not pay
Up to 100%                   dividends
                           . Changes in interest rates
Focused Value Fund           may affect the securities of
                             small and medium-sized
Usually less than 50%        companies more than the
                             securities of larger
                             companies
-----------------------------------------------------------------------------------------------
REITS                      . Performance depends on             . Real estate holdings can
                             the strength of real estate          generate good returns
All Funds                    market, REIT management              from rents, rising market
                             and property                         values, etc.
Up to 25%; usually less      management, which can              . Greater diversification of
than 10%                     be affected by many                  real estate investments
                             factors, including national          than direct ownership
                             and regional economic              . Provides diversification in
                             conditions                           an investment portfolio
                           . REITs invested primarily in
                             real estate mortgages may
                             be affected by the quality
                             of any credit extended and
                             the timing of payment
-----------------------------------------------------------------------------------------------



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How the Funds Invest
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
INVESTMENT TYPE (CONT'D)
% of Fund's Assets           RISKS                              POTENTIAL REWARDS
FOREIGN SECURITIES         . Foreign markets,                 . Investors can participate
                             economies and political            in the growth of foreign
Focused Growth and           systems may not be as              markets through
Focused Value Funds          stable as in the U.S.              investment in companies
                           . Currency risk -- changing          operating in those
Up to 20%; usually less      values of foreign                  markets
than 10%                     currencies can cause             . May profit from changing
                             losses                             values of foreign
New Era Growth Fund        . May be less liquid than            currencies
                             U.S. stocks and bonds            . Opportunities for
Up to 35%; usually less    . Differences in foreign             diversification
than 10%                     laws, accounting
                             standards, public
                             information, custody and
                             settlement practices
                             provide less reliable
                             information on foreign
                             investments and involve
                             more risk
----------------------------------------------------------------------------------------------
DERIVATIVES                . The value of derivatives         . A Fund could make
                             (such as futures and               money and protect
All Funds                    options) that are used to          against losses if the
                             hedge a portfolio security         investment analysis proves
Percentage varies;           is determined                      correct
usually less than 10%        independently from that          . One way to manage a
                             security and could result          Fund's risk/return balance
                             in a loss to a Fund when           is by locking in the value
                             the price movement of              of an investment ahead of
                             the derivative does not            time
                             correlate with a change in
                             the value of the portfolio
                             security
                           . Derivatives used for risk
                             management may not
                             have the intended effects
                             and may result in losses
                             or missed opportunities
                           . The other party to a deriv-
                             atives contract could
                             default
----------------------------------------------------------------------------------------------



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
INVESTMENT TYPE (CONT'D)
% of Fund's Assets            RISKS                                POTENTIAL REWARDS
U.S. GOVERNMENT             . Some are not insured or            . May preserve a Fund's
SECURITIES                    guaranteed by the                    assets
                              government but only by             . Principal and interest may
All Funds                     the issuing agency                   be guaranteed by the
                            . Limits potential for capital         U.S. government
Up to 35%; usually less       appreciation
than 10%                    . Interest rate risk -- the risk
                              that the value of most
                              debt obligations will fall
                              when interest rates rise;
                              the longer its maturity,
                              the more its value
                              typically falls
------------------------------------------------------------------------------------------------
SHORT SALES                 . May magnify underlying             . May magnify underlying
                              investment losses                    investment gains
All Funds                   . Investment costs may
                              exceed potential
Up to 25% of net assets;      underlying investment
usually less than 10%         gains
------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES         . May be difficult to value          . May offer a more
                              precisely                            attractive yield or
All Funds                   . May be difficult to sell at          potential for growth than
                              the time or price desired            more widely traded
Up to 15% of net assets                                            securities
------------------------------------------------------------------------------------------------
MONEY MARKET                . Limits potential for capital       . May preserve a Fund's
INSTRUMENTS                   appreciation                         assets
                            . Credit risk -- the risk that
All Funds                     the default of an issuer
                              would leave a Fund with
Up to 35% on a normal         unpaid interest or
basis and up to 100% on a     principal
temporary basis             . Market risk -- the risk that
                              the market value of an
                              investment may move up
                              or down. Market risk may
                              affect an industry, a
                              sector or the market as a
                              whole
------------------------------------------------------------------------------------------------



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How the Trust is Managed

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BOARD OF TRUSTEES

The Trust's Board of Trustees (the Board) oversees the actions of the Manager, Sub-Manager (Focused Growth Fund), Advisers and Distributor, and decides on general policies. The Board also oversees the Trust's officers, who conduct and supervise the daily business operations of each Fund.


MANAGER

PRUDENTIAL INVESTMENTS LLC (PI)

GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077


   Under a management agreement with the Trust, PI manages each Fund's investment operations and administers its business affairs. PI has responsibility for all investment advisory services and supervises the Advisers. For the fiscal year ended February 28, 2002, each Fund paid PI management fees equal to an annual rate of 0.90% of its average net assets.




   Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective Advisers for the Trust. In evaluating a prospective Adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Advisers.


   PI and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2001, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $100.8 billion.



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How the Trust is Managed

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MANAGER-OF-MANAGERS STRUCTURE (FOCUSED VALUE FUND)


With respect to the Focused Value Fund, PI and the Trust operate under an exemptive order (the Order) from the Securities and Exchange Commission that generally permits PI to enter into or amend agreements with Advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with Advisers. Shareholders of the Focused Value Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Trust will notify shareholders of any new Advisers or material amendments to advisory agreements made pursuant to the Order. Although the Order currently does not apply to the Focused Growth or New Era Growth Funds, shareholders of these Funds may vote to approve this structure.



SUB-MANAGER (FOCUSED GROWTH FUND)


PRUDENTIAL INVESTMENT MANAGEMENT, INC. (PIM) serves as the Sub-Manager for the portion of the Fund managed by JENNISON. PIM's address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIM provides services to PI as PI may request from time to time in the management and administration of the Fund. PIM has served as an adviser to mutual funds since 1984.



INVESTMENT ADVISERS


FOCUSED GROWTH FUND


ALLIANCE CAPITAL MANAGEMENT, L.P. (ALLIANCE) and JENNISON are the Fund's
Advisers.


   ALLIANCE is a leading international investment adviser, supervising client accounts with assets as of December 31, 2001 of approximately $455 billion. Alliance has served as an investment adviser to mutual funds since 1983. Alliance's address is 1345 Avenue of the Americas, New York, NY 10105.




   ALFRED HARRISON has been portfolio manager for the segment of the Fund's assets advised by Alliance since the Fund's inception. Mr. Harrison joined Alliance in 1978 and is manager of the firm's Minneapolis office. He is Vice Chairman of Alliance Capital Management Corporation.



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   JENNISON managed approximately $62 billion in assets as of December 31,
2001. Jennison has served as an investment adviser since 1969 and has advised mutual funds since 1990. Jennison's address is 466 Lexington Avenue, New York, NY 10017.




   SPIROS "SIG" SEGALAS and KATHLEEN MCCARRAGHER have been co-portfolio managers for the segment of the Fund's assets advised by Jennison since the Fund's inception. Mr. Segalas has been in the investment business for over 41 years and has managed equity portfolios for investment companies since 1990. He was a founding member of Jennison in 1969 and currently serves as its Director, President and Chief Investment Officer. Ms. McCarragher is a Director and Executive Vice President of Jennison and is also Jennison's Domestic Equity Investment Strategist. She joined Jennison in 1998 after a 17-year investment career, including positions at Weiss, Peck & Greer, L.L.C. (1992 to 1998) as Managing Director and Director of Large Cap Growth Equities and State Street Research & Management Company, where she was a portfolio manager and a member of the Investment Committee.



NEW ERA GROWTH FUND


MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS) and JENNISON are the Fund's Advisers.


   MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $135 billion as of March 31, 2002. MFS is located at 500 Boylston Street, Boston, MA 02116.




   JOHN W. BALLEN and DALE A. DUTILE have been co-portfolio managers for the segment of the Fund advised by MFS since the Fund's inception. Mr. Ballen, President and a member of the Management Committee and Board of Directors of MFS, supervises the management of the MFS segment of the Fund. He joined MFS in 1984. Mr. Dutile, a portfolio manager of the MFS Emerging Growth Fund since February 2000, has day-to-day responsibility for the management of the MFS segment of the Fund. He joined MFS in 1994.


   All equity portfolio managers begin their careers at MFS as research analysts. MFS's portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



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How the Trust is Managed

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   JENNISON is described above.


   SUSAN HIRSCH, an Executive Vice President of Jennison since August 2000, has served as the portfolio manager for the segment of the Fund advised by Jennison since the Fund's inception. Ms. Hirsch joined PIM, an affiliate of Jennison, in July 1996. Before that she was employed by Lehman Brothers Global Asset Management from 1988 to 1996. Ms. Hirsch was named as an Institutional Investor All-America Research Team Analyst for small growth stocks in 1991, 1992 and 1993.



FOCUSED VALUE FUND


DAVIS and SALOMON BROTHERS ASSET MANAGEMENT INC. (SALOMON BROTHERS) are the Fund's Advisers.


   DAVIS, 2949 Elvira Road, Suite 101, Tucson, AZ 85706, has served as investment adviser for all of the Davis Funds, other mutual funds, and other institutional clients since February 1969. As of December 31, 2001, Davis managed approximately $41.8 billion in net assets.




   CHRISTOPHER C. DAVIS and KENNETH CHARLES FEINBERG have served as co-portfolio managers for the segment of the Fund's assets managed by Davis since the Fund's inception. Mr. Davis is President of Davis New York Venture Fund, Inc. and has co-managed that fund since October 1995. He also manages or co-manages other equity funds advised by Davis. Mr. Feinberg has served as a co-manager of Davis New York Venture Fund since May 1998. He also manages or co-manages other equity funds advised by Davis. He has been a research analyst at Davis since December 1994.


   SALOMON BROTHERS, a wholly owned subsidiary of Citigroup, Inc., is located at 750 Washington Boulevard, 11th Floor, Stamford, CT 06901. Together with its affiliates, Salomon Brothers provides a broad range of fixed-income and equity investment advisory services to various entities located throughout the world and managed approximately $34 billion in assets as of December 31, 2001.




   ROSS S. MARGOLIES and JOHN B. CUNNINGHAM, CFA, have served as co-portfolio managers for the segment of the Fund's assets managed by Salomon Brothers since the Fund's inception. Mr. Margolies, a Managing Director of Salomon Brothers, has managed or co-managed the Salomon Brothers Capital Fund since January 1995. Mr. Cunningham, a Managing Director and equity analyst with Salomon Brothers, has managed or co-managed the Salomon Brothers Investors Value Fund since September 1997. He joined Salomon Brothers in January 1995.



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How the Trust is Managed

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DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes each Fund's shares under a Distribution Agreement with the Trust. Each Fund has Distribution and Service Plans under Rule 12b-1 under the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing each Fund's Class A, B, C and Z shares and provides certain shareholder support services. Each Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class
Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.




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Fund Distributions and Tax Issues
---------------------------------------------------------------------


Investors who buy shares of the Funds should be aware of some important tax issues. For example, each Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from a Fund also may be subject to state and local income taxes.


   Also, if you sell shares of a Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.

   The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

Each Fund distributes DIVIDENDS of any net investment income to shareholders--typically once a year. For example, if a Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from a Fund will be taxed as ordinary income whether or not they are reinvested in the Fund.


   Each Fund also distributes realized net CAPITAL GAINS to shareholders--typically once a year. Capital gains are generated when a Fund sells its assets for a profit. For example, if a Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at rates of up to 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 38.6%. Different rates apply to corporate shareholders.


   For your convenience, a Fund's distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your



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Fund Distributions and Tax Issues
---------------------------------------------------------------------

account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of a Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.


   Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are generally eligible for the 70% dividends-received deduction for certain dividends.


WITHHOLDING TAXES

If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 30%, but declining to 28% by 2006) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.



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Fund Distributions and Tax Issues
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IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of a Fund just before the record date (the date for a distribution that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.


QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of a Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long


---------                                you owned your shares and
                                         when you bought them. If
[GRAPHIC]                                you sell shares of a Fund
                                         for a loss, you may have a
                                         capital loss, which you may
---------                                use to offset certain capital
                                         gains you have.


   If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of a Fund and sell your



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Fund Distributions and Tax Issues
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shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

   Exchanging your shares of a Fund for the shares of another Strategic Partners /SM/ mutual fund is considered a sale for tax purposes. In other words, it's a TAXABLE EVENT. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.


   Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.


AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase -- is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.


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How to Buy, Sell and
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HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT

If you don't have an account with a securities firm that is permitted to buy or sell shares of the Funds for you, call Prudential Mutual Fund Services LLC
(PMFS), at (800) 225-1852, or contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101


   You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares.


STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Funds, although Class Z shares are available only to a limited group of investors.


   Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. The Class A CDSC is waived for all Class A shareholders other than those who purchase shares from certain broker-dealers not affiliated with Prudential. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a contingent deferred sales charge or CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.

   When choosing a share class, you should consider the following:
  .  The amount of your investment
  . The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges


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  .  The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC
  .  Whether you qualify for any reduction or waiver of sales charges

  . The fact that, if you are purchasing Class B shares in an amount of $100,000 or more, you should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances

  . The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase
  .  Whether you qualify to purchase Class Z shares.

   See "How to Sell Your Shares" for a description of the impact of CDSCs.


Share Class Comparison. Use this chart to help you compare the Funds' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.



                          CLASS A          CLASS B         CLASS C           CLASS Z
Minimum purchase          $1,000           $1,000          $2,500            None
 amount/1/
Minimum amount for        $100             $100            $100              None
 subsequent purchases/1/
Maximum initial sales     5% of the public None            1% of the public  None
 charge                   offering price                   offering price/2/
Contingent Deferred Sales 1%/4/            If sold during: 1% on sales       None
 Charge (CDSC)/3/                          Year 1    5%    made within 18
                                           Year 2    4%    months of
                                           Year 3    3%    purchase/2/
                                           Year 4    2%
                                           Years 5/6 1%
                                           Year 7    0%
Annual distribution       .30 of 1%;       1%              1%                None
 (12b-1) and service fees (.25 of 1%
 shown as a percentage of currently)
 average net assets/5/


1 The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder
  Services--Automatic Investment Plan."


2 1.01% of the net amount invested.


3 For more information about the CDSC and how it is calculated, see "How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)."


4 Investors who purchase $1 million or more of Class A shares and sell shares within 12 months of purchase are subject to 1% CDSC. This change is waived for all such Class A shareholders other than those who purchase their shares through certain broker-dealers that are not affiliated with Prudential.


5 These distribution and service fees are paid from each Fund's assets on a continuous basis. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee). Class B and Class C shares pay a distribution fee (in addition to the service fee) of .75 of 1%. For the fiscal years ending 7-31-02 and 7-31-03, the Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.



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REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                              SALES CHARGE AS %  SALES CHARGE AS %      DEALER
AMOUNT OF PURCHASE            OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
Less than $25,000                         5.00%              5.26%       4.75%
$25,000 to $49,999                        4.50%              4.71%       4.25%
$50,000 to $99,999                        4.00%              4.17%       3.75%
$100,000 to $249,999                      3.25%              3.36%       3.00%
$250,000 to $499,999                      2.50%              2.56%       2.40%
$500,000 to $999,999                      2.00%              2.04%       1.90%
$1 million and above*                      None               None        None

*If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares, you will be subject to a 1% CDSC for shares redeemed within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchase their shares through certain broker-dealers that are not affiliated with Prudential.


   To satisfy the purchase amounts above, you can:
  .  Invest with an eligible group of related investors
  . Buy Class A shares of two or more Strategic Partners mutual funds at the same time
  . Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the current value of shares of Strategic Partners mutual funds that you already own, (2) the value of money market shares you have received for shares of those funds in an exchange transaction, and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation)

  . Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in a Fund and other Strategic Partners mutual funds within 13 months.


The Distributor may reallow Class A's sales charge to dealers.


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Benefit Plans. Benefit Plans can avoid Class A's initial sales charge if the
Benefit Plan has existing assets of at least $1 million or 250 eligible employees or participants. For these purposes, a Benefit Plan is a pension, profit-sharing or other employee benefit plan qualified under Section 401 of the Internal Revenue Code, a deferred compensation or annuity plan under Sections 403(b) and 457 of the Internal Revenue Code, a rabbi trust, or a nonqualified deferred compensation plan.


Mutual Fund Programs. Waivers are also available to investors in certain programs sponsored by brokers, investment advisers and financial planners who have agreements with the Distributor relating to:

  . Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services, or
  . Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.


   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Funds in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.



Other Types of Investors. Other investors pay no sales charge, including certain officers, employees or agents of the Manager and its affiliates, the Advisers of Strategic Partners mutual funds and registered representatives and employees of brokers that have entered into dealer agreements with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."


WAIVING CLASS C'S INITIAL SALES CHARGE
Benefit Plans. Benefit Plans (as defined above) may purchase Class C shares without paying an initial sales charge.


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Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company. These purchases must be made within 60 days of the redemption. This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents they consider appropriate.


Other. Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charge.


QUALIFYING FOR CLASS Z SHARES

Class Z shares of the Funds can be purchased by any of the following:

  . Any Benefit Plan, as defined above, and certain nonqualified plans, provided the Benefit Plan--in combination with other plans sponsored by the same employer or group of related employers--has at least $50 million in defined contribution assets,

  . Current and former Trustees of the Strategic Partners mutual funds, including the Trust,


  . The Manager or an Adviser or one of their respective affiliates, with an investment of $10 million or more, or


  .  Qualified state tuition programs (529 plans).



PAYMENT TO THIRD PARTIES


In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments, from its own resources, to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.


CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that


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time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

   When we do the conversion, you will get fewer Class A shares than the number of converted Class B if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of a Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of a Fund (assets minus liabilities) divided by the total number of shares outstanding. For


----------------------------         example, if the value of the
MUTUAL FUND SHARES                   investments held by Fund XYZ
THE NAV OF MUTUAL FUND SHARES        (minus its liabilities) is $1,000 and
CHANGES EVERY DAY BECAUSE THE VALUE  there are 100 shares of Fund XYZ
OF A FUND'S PORTFOLIO CHANGES        owned by shareholders, the price of
CONSTANTLY. FOR EXAMPLE, IF FUND XYZ one share of the fund--or the
HOLDS ACME CORP. STOCK IN ITS        NAV--is $10 ($1,000 divided by
PORTFOLIO AND THE PRICE OF ACME      100).
STOCK GOES UP WHILE THE VALUE OF THE    Each Fund's portfolio securities
FUND'S OTHER HOLDINGS REMAINS THE    are valued based upon market
SAME AND EXPENSES DON'T CHANGE,      quotations or, if not readily available,
THE NAV OF FUND XYZ WILL INCREASE.   at fair value as determined in good
----------------------------


faith under procedures established by the Board. A Fund also may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that a Fund uses to determine its NAV may differ



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from the security's quoted or published price. For purposes of computing a
Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by a Fund as of the close of the security's primary market.


   We determine each Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, a Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, a Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine a Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.


   Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the price of those funds daily.


WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

   Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.


STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:


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Automatic Reinvestment. As we explained in the "Fund Distributions and Tax
Issues" section, each Fund pays out -- or distributes -- its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in a Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101


Automatic Investment Plan. You can make regular purchases of a Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.



Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.





Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Funds. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.


HOW TO SELL YOUR SHARES

You can sell your shares of the Funds for cash (in the form of a check) at any time, subject to certain restrictions.


   When you sell shares of a Fund -- also known as redeeming your shares -- the price you will receive will be the NAV next determined after the



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Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

   Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of a Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, this may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."


   If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible financial institution" if:




  .  You are selling more than $100,000 of shares,


  . You want the redemption proceeds made payable to someone that is not in our records,


  . You want the redemption proceeds sent to some place that is not in our records, or


  .  You are a business or a trust.



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   An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares -- Signature Guarantee."




CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:


  . Amounts representing shares you purchased with reinvested dividends and distributions,


  . Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares, and


  . Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares).


   Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid -- or at least minimize -- the CDSC.
   Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

   As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares -- which is applied to shares sold within 18 months of purchase. Class A shares are subject to a CDSC, in certain cases, as previously noted, of 1% that is applied to Class A shares sold within 12 months of purchase. The Class A



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CDSC is waived for all such Class A investors other than those who purchase their shares from certain broker-dealers that are not affiliated with Prudential. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

   The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC -- CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:
  . After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability
  . To provide for certain distributions -- made without IRS penalty -- from a tax-deferred retirement plan, IRA or Section 403(b) custodial account
  .  On certain sales effected through a Systematic Withdrawal Plan.

   For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Waiver of Contingent Deferred Sales Charge -- Class B Shares."

WAIVER OF THE CDSC -- CLASS C SHARES
Benefit Plans. The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker for which the broker provides administrative or recordkeeping services.

REDEMPTION IN KIND

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of a Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.



 -------------------------------------------------------------------------------
                                                                             41

How to Buy, Sell and
---------------------------------------------------------------------

Exchange Shares of the Funds

---------------------------------------------------------------------


SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize Fund expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.


90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of a Fund for shares of the same class in any other Strategic Partners mutual fund, as well as shares of Special Money Market Fund, Inc. (Special Money Fund), if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of a Fund for Class A shares of another Strategic Partners mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Shares of the Fund also may be exchanged into Strategic Partners shares of Special Money Fund. After an exchange, at redemption, the CDSC will be calculated



---------------------------------------------------------------------
42  STRATEGIC PARTNERS OPPORTUNITY FUNDS    [PHONE]  (800) 225-1852

How to Buy, Sell and
---------------------------------------------------------------------

Exchange Shares of the Funds

---------------------------------------------------------------------


from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.

--------------------------------------------------------------------------------
   If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101

   There is no sales charge for exchanges. However, if you exchange -- and then sell -- Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market fund will not be counted in calculating the required holding periods for CDSC liability.
   Remember, as we explained in the section entitled "Fund Distributions and Tax Issues -- If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account -- Exchange Privilege."

FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage the Fund's investments. When market timing occurs, a Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash a Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, each Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar



 -------------------------------------------------------------------------------
                                                                             43

How to Buy, Sell and
---------------------------------------------------------------------

Exchange Shares of the Funds

---------------------------------------------------------------------


amount, volume or frequency of trading. Each Fund will notify a market timer of rejection of an exchange or purchase order. If a Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.


TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem or exchange your shares in any amount by calling the Trust at
(800) 225-1852 before 4:00 p.m. New York time to receive a redemption or exchange amount based on that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.


   The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. A Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If a Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

   In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
   The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the relevant Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund
Shares -- Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.



---------------------------------------------------------------------
44  STRATEGIC PARTNERS OPPORTUNITY FUNDS    [PHONE]  (800) 225-1852

---------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------------------


The financial highlights below are intended to help you evaluate the financial performance of each Fund since its inception. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of a Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.


   A copy of the Trust's annual report is available upon request, at no charge, as described on the back cover of this prospectus.



FOCUSED GROWTH FUND



The financial highlights for the two fiscal periods ended February 28, 2002 were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

CLASS A SHARES





CLASS A SHARES
                                                                JUNE 2, 2000/1/
                                                YEAR ENDED          THROUGH
PER SHARE OPERATING PERFORMANCE              FEBRUARY 28, 2002 FEBRUARY 28, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                $7.30            $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                (0.06)            (0.06)
Net realized and unrealized loss on
 investment transactions                           (1.29)            (2.64)
TOTAL FROM INVESTMENT OPERATIONS                   (1.35)            (2.70)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $5.95            $ 7.30
TOTAL INVESTMENT RETURN/2/                       (18.49)%          (27.00)%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (000)                   $27,630           $43,200
Average net assets (000)                          $34,765           $59,259
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and service
 (12b-1) fees                                       1.42%             1.57%/3/
Expenses, excluding distribution and service
 (12b-1) fees                                       1.17%             1.32%/3/
Net investment loss                               (0.77)%           (0.80)%/3/
FOR CLASS A, B, C AND Z SHARES:
Portfolio turnover                                    76%              116%/4/
--------------------------------------------------------------------------------

1 Commencement of investment operations.

2 Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.

3 Annualized.
4 Not annualized.


 -------------------------------------------------------------------------------
                                                                             45

---------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------------------


FOCUSED GROWTH FUND


CLASS B SHARES





CLASS B SHARES
                                                                JUNE 2, 2000/1/
                                                YEAR ENDED          THROUGH
PER SHARE OPERATING PERFORMANCE              FEBRUARY 28, 2002 FEBRUARY 28, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                $7.26            $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                (0.11)            (0.10)
Net realized and unrealized loss on
 investment transactions                           (1.28)            (2.64)
TOTAL FROM INVESTMENT OPERATIONS                   (1.39)            (2.74)
-------------------------------------------------------------- -----------------
NET ASSET VALUE, END OF PERIOD                      $5.87            $ 7.26
TOTAL INVESTMENT RETURN/2/                       (19.15)%          (27.40)%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (000)                   $97,635          $137,671
Average net assets (000)                         $117,384          $164,779
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                               2.17%             2.32%/3/
Expenses, excluding distribution and
 service (12b-1) fees                               1.17%             1.32%/3/
Net investment loss                               (1.52)%           (1.56)%/3/
--------------------------------------------------------------------------------

1 Commencement of investment operations.

2 Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.

3 Annualized.
4 Not annualized.


---------------------------------------------------------------------
46  STRATEGIC PARTNERS OPPORTUNITY FUNDS    [PHONE]  (800) 225-1852

---------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------------------


FOCUSED GROWTH FUND


CLASS C SHARES





CLASS C SHARES
                                                                JUNE 2, 2000/1/
                                                YEAR ENDED          THROUGH
PER SHARE OPERATING PERFORMANCE              FEBRUARY 28, 2002 FEBRUARY 28, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                $7.26            $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                (0.11)            (0.10)
Net realized and unrealized loss on
 investment transactions                           (1.28)            (2.64)
TOTAL FROM INVESTMENT OPERATIONS                   (1.39)            (2.74)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $5.87            $ 7.26
TOTAL INVESTMENT RETURN /2/                      (19.15)%          (27.40)%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (000)                   $63,966           $96,437
Average net assets (000)                          $80,074          $121,487
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and service
 (12b-1) fees                                       2.17%             2.32%/3/
Expenses, excluding distribution and service
 (12b-1) fees                                       1.17%             1.32%/3/
Net investment loss                               (1.52)%           (1.56)%/3/
--------------------------------------------------------------------------------



1 Commencement of investment operations.

2 Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.

3 Annualized.
4 Not annualized.


 -------------------------------------------------------------------------------
                                                                             47

---------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------------------


FOCUSED GROWTH FUND


CLASS Z SHARES





CLASS Z SHARES
                                                                JUNE 2, 2000/1/
                                                YEAR ENDED          THROUGH
PER SHARE OPERATING PERFORMANCE              FEBRUARY 28, 2002 FEBRUARY 28, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                $7.31            $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                (0.04)            (0.04)
Net realized and unrealized loss on
 investment transactions                           (1.30)            (2.65)
TOTAL FROM INVESTMENT OPERATIONS                   (1.34)            (2.69)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $5.97            $ 7.31
TOTAL INVESTMENT RETURN/2/                       (18.33)%          (26.90)%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (000)                   $10,840           $15,574
Average net assets (000)                          $12,834           $22,544
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and service
 (12b-1) fees                                       1.17%             1.32%/3/
Expenses, excluding distribution and service
 (12b-1) fees                                       1.17%             1.32%/3/
-Net investment loss                              (0.52)%           (0.55)%/3/
--------------------------------------------------------------------------------

1 Commencement of investment operations.

2 Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.

3 Annualized.
4 Not annualized.


---------------------------------------------------------------------
48  STRATEGIC PARTNERS OPPORTUNITY FUNDS    [PHONE]  (800) 225-1852

---------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------------------


NEW ERA GROWTH FUND


The financial highlights for the two fiscal periods ended February 28, 2002 were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.



CLASS A SHARES






CLASS A SHARES
                                                             NOVEMBER 22, 2000/1/
                                            YEAR ENDED             THROUGH
PER SHARE OPERATING PERFORMANCE         FEBRUARY 28, 2002/4/  FEBRUARY 28, 2001
NET ASSET VALUE, BEGINNING OF PERIOD            $9.05               $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                            (0.09)               (0.02)
Net realized and unrealized loss on
 investments and foreign currencies            (2.44)               (0.93)
TOTAL FROM INVESTMENT OPERATIONS               (2.53)               (0.95)
NET ASSET VALUE, END OF PERIOD                  $6.52                $9.05
TOTAL INVESTMENT RETURN/2/                   (27.96)%              (9.50)%
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (000)               $32,440              $63,565
Average net assets (000)                      $47,807              $72,881
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                           1.54%                1.64%/3/
Expenses, excluding distribution and
 service (12b-1) fees                           1.29%                1.39%/3/
Net investment loss                           (1.15)%              (0.90)%/3/
FOR CLASS A, B, C AND Z SHARES:
Portfolio turnover rate/5/                       196%                  62%
-------------------------------------------------------------------------------


1 Commencement of investment operations.


2 Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.


3 Annualized.


4 Based on average shares outstanding during the year.


5 Not annualized for periods of less than one full year.



 -------------------------------------------------------------------------------
                                                                             49

---------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------------------


NEW ERA GROWTH FUND



CLASS B SHARES






CLASS B SHARES
                                                             NOVEMBER 22, 2000/1/
                                            YEAR ENDED             THROUGH
PER SHARE OPERATING PERFORMANCE         FEBRUARY 28, 2002/4/  FEBRUARY 28, 2001
NET ASSET VALUE, BEGINNING OF PERIOD            $9.04               $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                            (0.15)               (0.04)
Net realized and unrealized loss on
 investments and foreign currencies            (2.43)               (0.92)
TOTAL FROM INVESTMENT OPERATIONS               (2.58)               (0.96)
NET ASSET VALUE, END OF PERIOD                  $6.46                $9.04
TOTAL INVESTMENT RETURN/2/                   (28.54)%              (9.60)%
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (000)               $68,825             $114,003
Average net assets (000)                      $91,189             $124,911
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                           2.29%                2.39%/3/
Expenses, excluding distribution and
 service (12b-1) fees                           1.29%                1.39%/3/
Net investment loss                           (1.90)%              (1.67)%/3/
-------------------------------------------------------------------------------


1 Commencement of investment operations.


2 Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.


3 Annualized.


4 Based on average shares outstanding during the year.



---------------------------------------------------------------------
50  STRATEGIC PARTNERS OPPORTUNITY FUNDS    [PHONE]  (800) 225-1852

---------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------------------


NEW ERA GROWTH FUND



CLASS C SHARES






CLASS C SHARES
                                                        NOVEMBER 22, 2000/1/
                                       YEAR ENDED             THROUGH
PER SHARE OPERATING PERFORMANCE    FEBRUARY 28, 2002/4/  FEBRUARY 28, 2001
NET ASSET VALUE, BEGINNING OF
 PERIOD                                    $9.04               $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                       (0.15)               (0.04)
Net realized and unrealized loss
 on investments and foreign
 currencies                               (2.43)               (0.92)
TOTAL FROM INVESTMENT OPERATIONS          (2.58)               (0.96)
NET ASSET VALUE, END OF PERIOD             $6.46                $9.04
TOTAL INVESTMENT RETURN/2/              (28.54)%              (9.60)%
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (000)          $55,707             $100,163
Average net assets (000)                 $76,432             $110,152
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
 and service (12b-1) fees                  2.29%                2.39%/3/
Expenses, excluding distribution
 and service (12b-1) fees                  1.29%                1.39%/3/
Net investment loss                      (1.90)%              (1.67)%/3/
--------------------------------------------------------------------------


1 Commencement of investment operations.


2 Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.


3 Annualized.


4 Based on average shares outstanding during the year.



 -------------------------------------------------------------------------------
                                                                             51

---------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------------------


NEW ERA GROWTH FUND



CLASS Z SHARES






CLASS Z SHARES
                                                             NOVEMBER 22, 2000/1/
                                            YEAR ENDED             THROUGH
PER SHARE OPERATING PERFORMANCE         FEBRUARY 28, 2002/4/  FEBRUARY 28, 2001
NET ASSET VALUE, BEGINNING OF PERIOD            $9.07               $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                            (0.07)               (0.02)
Net realized and unrealized loss on
 investments and foreign currencies            (2.46)               (0.91)
TOTAL FROM INVESTMENT OPERATIONS               (2.53)               (0.93)
NET ASSET VALUE, END OF PERIOD                  $6.54                $9.07
TOTAL INVESTMENT RETURN/2/                   (27.89)%              (9.30)%
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (000)               $14,004              $36,565
Average net assets (000)                      $23,491              $43,658
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                           1.29%                1.39%/3/
Expenses, excluding distribution and
 service (12b-1) fees                           1.29%                1.39%/3/
Net investment loss                           (0.89)%              (0.65)%/3/
-------------------------------------------------------------------------------


1 Commencement of investment operations.


2 Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.


3 Annualized.


4 Based on average shares outstanding during the year.



---------------------------------------------------------------------
52  STRATEGIC PARTNERS OPPORTUNITY FUNDS    [PHONE]  (800) 225-1852

---------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------------------


FOCUSED VALUE FUND


The financial highlights for the period ended February 28, 2002 were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.



CLASS A SHARES






CLASS A SHARES
                                                            MARCH 30, 2001(A)
                                                                 THROUGH
PER SHARE OPERATING PERFORMANCE                             FEBRUARY 28, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                              $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                               0.05
Net realized and unrealized loss on investments                   (0.59)
TOTAL FROM INVESTMENT OPERATIONS                                  (0.54)
-----------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from net investment income                              (0.06)
NET ASSET VALUE, END OF PERIOD                                     $9.40
TOTAL INVESTMENT RETURN: /(b)/                                   (5.44)%
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (000)                                  $39,418
Average net assets (000)                                         $44,868
RATIOS TO AVERAGE NET ASSETS: /(c)/
Expenses, including distribution and service (12b-1) fees          1.49%
Expenses, excluding distribution and service (12b-1) fees          1.24%
Net investment income                                               .51%
FOR CLASS A, B, C AND Z SHARES:
Portfolio turnover                                                   65%
-----------------------------------------------------------------------------


(a) Commencement of investment operations.


(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.




(c) Annualized



 -------------------------------------------------------------------------------
                                                                             53

---------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------------------


FOCUSED VALUE FUND



CLASS B SHARES






CLASS B SHARES
                                                          MARCH 30, 2001(A)
                                                               THROUGH
PER SHARE OPERATING PERFORMANCE                           FEBRUARY 28, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                            $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                             (0.02)
Net realized and unrealized loss on investments                 (0.59)
TOTAL FROM INVESTMENT OPERATIONS                                (0.61)
---------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from net investment income                                --/(c)/
NET ASSET VALUE, END OF PERIOD                                   $9.39
TOTAL INVESTMENT RETURN/(b)/                                     (6.09)%
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (000)                               $114,443
Average net assets (000)                                      $115,557
RATIOS TO AVERAGE NET ASSETS:/(d)/
Expenses, including distribution and service (12b-1) fees        2.24%
Expenses, excluding distribution and service (12b-1) fees        1.24%
Net investment income                                           (.23)%
---------------------------------------------------------------------------


(a) Commencement of investment operations.


(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.


(c) Less than $.005 per share.


(d) Annualized



---------------------------------------------------------------------
54  STRATEGIC PARTNERS OPPORTUNITY FUNDS    [PHONE]  (800) 225-1852

---------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------------------



FOCUSED VALUE FUND



CLASS C SHARES






CLASS C SHARES
                                                          MARCH 30, 2001(A)
                                                               THROUGH
PER SHARE OPERATING PERFORMANCE                           FEBRUARY 28, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                            $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                             (0.02)
Net realized and unrealized loss on investments                 (0.59)
TOTAL FROM INVESTMENT OPERATIONS                                (0.61)
----------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from net investment income                                 --/(c)/
NET ASSET VALUE, END OF PERIOD                                   $9.39
TOTAL INVESTMENT RETURN/(b)/                                   (6.09)%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (000)                                $82,673
Average net assets (000)                                       $84,579
RATIOS TO AVERAGE NET ASSETS:/(d)/
Expenses, including distribution and service (12b-1) fees        2.24%
Expenses, excluding distribution and service (12b-1) fees        1.24%
Net investment income                                           (.23)%
----------------------------------------------------------------------------


(a) Commencement of investment operations.


(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.


(c) Less than $0.005 per share.


(d) Annualized.



 -------------------------------------------------------------------------------
                                                                             55

---------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------------------



FOCUSED VALUE FUND



CLASS Z SHARES






CLASS Z SHARES
                                                          MARCH 30, 2001(A)
                                                               THROUGH
PER SHARE OPERATING PERFORMANCE                           FEBRUARY 28, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                            $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                             0.07
Net realized and unrealized loss on investments                 (0.58)
TOTAL FROM INVESTMENT OPERATIONS                                (0.51)
---------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from net investment income                            (0.08)
NET ASSET VALUE, END OF PERIOD                                   $9.41
TOTAL INVESTMENT RETURN/(b)/                                   (5.16)%
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (000)                                $17,106
Average net assets (000)                                       $19,590
RATIOS TO AVERAGE NET ASSETS:/(c)/
Expenses, including distribution and service (12b-1) fees        1.24%
Expenses, excluding distribution and service (12b-1) fees        1.24%
Net investment income                                             .76%
---------------------------------------------------------------------------


(a) Commencement of investment operations.


(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.




(c) Annualized.



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56  STRATEGIC PARTNERS OPPORTUNITY FUNDS    [PHONE]  (800) 225-1852

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                     [THIS PAGE INTENTIONALLY LEFT BLANK]


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                                                                             57

The Strategic Partners

---------------------------------------------------------------------

Mutual Fund Family

---------------------------------------------------------------------







Strategic Partners offers a variety of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the applicable prospectus carefully before you invest or send money.


STRATEGIC PARTNERS ASSET ALLOCATION FUNDS

  Strategic Partners Conservative Growth Fund
  Strategic Partners Moderate Growth Fund
  Strategic Partners High Growth Fund


STRATEGIC PARTNERS OPPORTUNITY FUNDS

  Strategic Partners Focused Growth Fund
  Strategic Partners New Era Growth Fund
  Strategic Partners Focused Value Fund

  Strategic Partners Mid-Cap Value Fund (currently in subscription, public offering is expected to begin on June 17, 2002)


STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
  Strategic Partners Large Capitalization Growth Fund
  Strategic Partners Large Capitalization Value Fund
  Strategic Partners Small Capitalization Growth Fund
  Strategic Partners Small Capitalization Value Fund
  Strategic Partners International Equity Fund
  Strategic Partners Total Return Bond Fund


---------------------------------------------------------------------

58  STRATEGIC PARTNERS OPPORTUNITY FUNDS    [PHONE]  (800) 225-1852

---------------------------------------------------------------------
---------------------------------------------------------------------

                                     Notes


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                                                                             59

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---------------------------------------------------------------------

                                     Notes


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60  STRATEGIC PARTNERS OPPORTUNITY FUNDS    [PHONE]  (800) 225-1852

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---------------------------------------------------------------------

                                     Notes


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                                                                             61

      FOR MORE INFORMATION


Please read this prospectus before you invest in the Funds and keep it for future reference. For information or shareholder questions contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact:
Prudential Investment Management Services LLC
P.O. Box 8310
Philadelphia, PA 19101
(800) 778-8769


Visit our website at:


WWW.STRATEGICPARTNERS.COM



Additional information about the Funds can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL
INFORMATION (SAI) (incorporated by reference into this prospectus)

ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year)

SEMI-ANNUAL REPORT

MFSP500A
SPFGPRO

3711


FDO2181


PRU-MFS-12SP-04/02




You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102



BY ELECTRONIC REQUEST
publicinfo@sec.gov (The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in
Washington, DC (For hours of operation, call 1-202-942-8090)



VIA THE INTERNET
on the EDGAR Database at
http://www.sec.gov

Investment Company Act File No. 811-09805


           Nasdaq      CUSIP
           ------      -----
Focused Growth Fund
Class A    SPFAX    86276R-10-6
Class B    SPFBX    86276R-20-5
Class C    SPFCX    86276R-30-4
Class Z    SPFZX    86276R-40-3
New Era Growth Fund -
Class A    SNGAX    86276R-50-2
Class B    SNGBX    86276R-60-1
Class C    SNGCX    86276R-70-0
Class Z    SNGZX    86276R-80-9
Focused Value Fund
Class A    SUVAX    86276R-85-8
Class B    SUVBX    86276R-86-6
Class C    SUVCX    86276R-87-4
Class Z    SUVZX    86276R-88-2

                     STRATEGIC PARTNERS OPPORTUNITY FUNDS

                    Strategic Partners Focused Growth Fund
                    Strategic Partners New Era Growth Fund

                     Strategic Partners Focused Value Fund


                      Statement of Additional Information

                             dated April 26, 2002



   Strategic Partners Opportunity Funds, formerly Strategic Partners Series (the Trust), is an open-end management investment company currently composed of four separate investment portfolios professionally managed by Prudential Investments LLC (PI or the Manager). Each portfolio benefits from discretionary advisory services provided by an investment adviser (each, an Adviser, and collectively, the Advisers) identified, retained and supervised and compensated by the Manager. The Trust currently offers the following four portfolios:



    .  Strategic Partners Focused Growth Fund (the Focused Growth Fund)



    .  Strategic Partners New Era Growth Fund (the New Era Growth Fund)



    .  Strategic Partners Focused Value Fund (the Focused Value Fund)



    .  Strategic Partners Mid-Cap Value Fund (the Mid-Cap Value Fund)






   This statement of additional information (SAI) describes the Focused Growth, New Era Growth and Focused Value Funds (each a Fund and collectively, the Funds). A separate statement of additional information dated April 15, 2002 describes the Mid-Cap Value Fund, which is currently in subscription; a public offering is expected to begin on June 17, 2002.


   The Trust's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


   This SAI is not a prospectus and should be read in conjunction with the prospectus of the Funds dated April 26, 2002, a copy of which may be obtained from the Trust upon request at the address or phone number noted above. The Funds' audited financial statements for the fiscal periods ended February 28, 2002 are incorporated in this SAI by reference to the Trust's 2002 annual reports to shareholders (File No. 811-9805). You may obtain a copy of the Trust's annual report at no charge by request to the Trust at the address or phone number noted above.


                               TABLE OF CONTENTS


                                                                 Page
                                                                 ----
           History of the Trust................................. B-2
           Description of the Funds, Their Investments and Risks B-2
           Investment Restrictions.............................. B-15
           Management of the Trust.............................. B-17
           Control Persons and Principal Holders of Securities.. B-23
           Investment Advisory and Other Services............... B-23
           Brokerage Allocation and Other Practices............. B-30
           Capital Shares, Other Securities and Organization.... B-32
           Purchase, Redemption and Pricing of Fund Shares...... B-33
           Shareholder Investment Account....................... B-42
           Net Asset Value...................................... B-45
           Taxes, Dividends and Distributions................... B-46
           Performance Information.............................. B-49
           Financial Statements................................. B-53
           Appendix I--General Investment Information........... I-1
           Appendix II--Historical Performance Data............. II-1


--------------------------------------------------------------------------------

MFSP500B                                                     PRU-MFS-13SP-04/02

FD02192

                                                                        SPFGSAI

3712

                             HISTORY OF THE TRUST


   The Funds are series of the Trust, which was established as a Delaware business trust on January 28, 2000 under the name "Strategic Partners Series." On September 4, 2001, the Trust amended its Certificate of Trust, changing its name to "Strategic Partners Opportunity Funds."


             DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

   Classification. The Trust is an open-end, management investment company. Each Fund is a non-diversified series of the Trust.


   Investment Strategies, Policies and Risks. The Funds' prospectus sets forth each Fund's investment objectives. This section provides additional information on the principal investment policies and strategies of the Funds, as well as information on certain non-principal investment policies and strategies. A Fund may not be successful in achieving its objective and you could lose money.


Equity-Related Securities


   Equity-related securities include common stocks as well as preferred stocks; securities convertible into or exchangeable for common or preferred stocks; equity investments in partnerships, joint ventures and other forms of non-corporate investment; real estate investment trusts (REITs); American Depositary Receipts (ADRs); American Depositary Shares (ADSs); and warrants and rights exercisable for equity securities. Purchased options are not considered equity securities for the Funds' purposes. No Fund will invest more than 5% of its total assets in unattached rights and warrants.



   American Depositary Receipts and American Depositary Shares. ADRs and ADSs are U.S. dollar-denominated certificates or shares issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in the over-the-counter market. Generally, ADRs and ADSs are in registered form. There are no fees imposed on the purchase or sale of ADRs and ADSs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and ADSs into the underlying securities. Investment in ADRs and ADSs has certain advantages over direct investment in the underlying foreign securities since: (1) ADRs and ADSs are denominated in U.S. dollars, registered domestically, easily transferable, and market quotations are readily available for them; and (2) issuers whose securities are represented by ADRs and ADSs are usually subject to auditing, accounting, and financial reporting standards comparable to those of domestic issuers.


   Warrants and Rights. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if, at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date, the underlying stock is trading at a price higher than the price set in the warrant, a Fund can acquire the stock at a price below its market value. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the corporation issuing them.


   Real Estate Investment Trusts. Each Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (the Code). To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stock. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.


U.S. Government Securities

   U.S. Treasury Securities. Each Fund is permitted to invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

   Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. Each Fund may invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those that are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association
(GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which a Fund may invest that are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

   Obligations issued or guaranteed as to principal and interest by the U.S. government may be acquired by a Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

   Special Considerations. U.S. government securities are considered among the most creditworthy of fixed-income investments. The yields available from U.S. government securities generally are lower than the yields available from corporate debt securities. The values of U.S. government securities (like those of other fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of U.S. government securities generally rise and, conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer-term maturities. Although changes in the value of U.S. government securities will not affect investment income from those securities, they will affect the net asset value of a Fund.

Foreign Investments


   Each of the Focused Growth and Focused Value Funds may invest up to 20% of its total assets in securities of foreign issuers, and the New Era Growth Fund may invest up to 35% of its total assets in these securities. Foreign securities include money market instruments and debt and equity securities. ADRs and ADSs and similar receipts or shares traded in U.S. markets are not considered foreign securities within this limitation.


   Investing in securities of foreign issuers and countries involves certain considerations and risks that are not typically associated with investing in securities of domestic companies. Foreign issuers are not generally subject to uniform accounting, auditing and financial standards or other requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and public companies than exist in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on such investments as compared to dividends and interest paid to a Fund by domestic companies. There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of a Fund held in foreign countries.

   There may be less publicly available information about foreign issuers and governments compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs of foreign securities exchanges are generally higher than in the United States.

   In addition, if the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes also will affect a Fund's income and distributions to shareholders. In addition, although a Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. Each Fund may, but need not, enter into foreign currency forward contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities that are held by the Fund; and protecting the U.S. dollar value of such securities that are held by the Fund.

   Under the Internal Revenue Code, changes in an exchange rate that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities will result in foreign currency gains or losses that increase or decrease an investment company's taxable income. The exchange rates between the U.S. dollar and other currencies can be volatile and are determined by such factors as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.

   Foreign securities include securities of any foreign country an Adviser considers appropriate for investment by a Fund. Foreign securities may also include securities of foreign issuers that are traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency.

   The costs attributable to foreign investing are higher than the costs of domestic investing. For example, the cost of maintaining custody of foreign securities generally exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing are frequently higher than those attributable to domestic investing. Foreign investment income may be subject to foreign withholding or other government taxes that could reduce the return to a Fund on those securities. Tax treaties between the United States and certain foreign countries may, however, reduce or eliminate the amount of foreign tax to which a Fund would be subject.


   Risk Factors and Special Considerations of Investing in Euro-denominated Securities. On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each member state's national currency. By July 1, 2002, the euro is expected to become the sole legal tender of the member states. During the transition period, each Fund will treat the euro as a separate currency from the national currency of any member state.





   The adoption by the member states of the euro will eliminate the substantial currency risk among member states and will likely affect the investment process and considerations of each Fund's Advisers. To the extent that a Fund holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.


   The medium- to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general long-term ramifications can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact a Fund's investments.

Risk Management and Return Enhancement Strategies


   Each Fund also may engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to attempt to enhance return. These strategies currently include the use of options on stock indexes and futures contracts and options on futures. Each Fund also may purchase futures contracts on foreign currencies and on debt securities and aggregates of debt securities. A Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If new financial products and risk management techniques are developed, a Fund may use them to the extent consistent with its investment objective and policies.


   Options on Securities Indexes. Each Fund may purchase and write (that is, sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Fund's portfolio. Each Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. Each Fund also may purchase put and call options to offset previously written put and call options of the same series.

   A call option gives the purchaser, in exchange for a premium paid, the right, for a specified period of time, to purchase the position subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver a specified amount of cash to the purchaser upon receipt of the exercise price. When a Fund writes a call option, the Fund gives up the potential for gain on the underlying position in excess of the exercise price of the option during the period that the option is open. A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the position subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the position at the exercise price. The Fund might, therefore, be obligated to purchase the underlying position for more than its current market price.

   Each Fund will write only "covered" options. A written option is covered if, as long as the Fund is obligated under the option, it (1) owns an offsetting position in the underlying securities that comprise the index or (2) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying position; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited. There is no limitation on the amount of call options each Fund may write.

   The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless a Fund has other liquid assets that are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

   Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of securities prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indexes would be subject to an Adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. The Advisers currently use such techniques in conjunction with the management of other mutual funds.

   Risks of Transactions in Options.   An option position may be closed out
only on an exchange, board of trade or other trading facility that provides a secondary market for an option of the same series. Although a Fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

   Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures that may interfere with the timely execution of customers' orders. Each Fund intends to purchase and sell only those options that are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

   Risks of Options on Indexes. Each Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

   Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is each Fund's policy to purchase or write options only on indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

   The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. Neither Fund will purchase or sell any index option contract unless and until, in an Adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

   Special Risks of Writing Calls on Indexes. Because exercises of index options are settled in cash, a call writer such as a Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, each Fund will write call options on indexes only under the circumstances described below under "Limitations on the Purchase and Sale of Options on Stock Indexes and Futures Contracts and Options on Futures Contracts."

   Price movements in a Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call that is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call that is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio.

   Unless a Fund has other liquid assets that are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

   When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price that is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call that the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call that, in either case, would occur no earlier than the day following the day the exercise notice was filed.

   If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

   Futures Contracts. As a purchaser of a futures contract, each Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, each Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. Each Fund may purchase futures contracts on stock indexes and foreign currencies. Each Fund may purchase futures contracts on debt securities, including U.S. government securities, aggregates of debt securities, stock indexes and foreign currencies.

   A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities or currency underlying the futures contract. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission (the CFTC), an agency of the U.S. government, and must be executed through a futures commission merchant (that is, a brokerage firm) that is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

   At the time a futures contract is purchased or sold, a Fund must allocate cash or securities as a deposit payment (initial margin). It is expected that the initial margin on U.S. exchanges will vary from one-half of 1% to 4% of the face value of the contract. Under certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Thereafter, the futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "mark-to-the-market." Each day, the Fund is required to provide or is entitled to receive variation margin in an amount equal to any change in the value of the contract since the preceding day.

   Although most futures contracts call for actual delivery or acceptance of securities or cash, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Fund will be able to enter into a closing transaction.


   When a Fund enters into a futures contract it is initially required to segregate with its custodian, in the name of the broker performing the transaction, an "initial margin" of cash or other liquid assets equal to approximately 2% to 3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.



   Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on a futures contract that will be returned to a Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and a Fund may be required to segregate subsequent deposits at its custodian for that purpose, of cash or other liquid assets, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract.


   A stock index futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. When the futures contract is entered into, each party deposits an initial margin with a broker or in a segregated custodial account of approximately 5% of the contract amount. Subsequent variation market payments will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contracts more or less valuable.

   The ordinary spreads between values in the cash and futures markets, due to differences in the character of those markets, are subject to distortions. In addition, futures contracts entail risks. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing price distortions. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by an Adviser may still not result in a successful transaction.


   Options on Futures Contracts. Each Fund also will enter into options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes. Each Fund may purchase put and call options and write (that is, sell) "covered" put and call options on futures contracts that are traded on U.S. and foreign exchanges. An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account, which represents the amount by which the market price of the stock index futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the stock index future. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires.


   The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.


   Each Fund may only write (that is, sell) covered put and call options on futures contracts. A Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the securities or currency that is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with its custodian for the term of the option cash or other liquid assets, equal to the fluctuating value of the optioned futures. A Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates with its custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its custodian with respect to such put option). There is no limitation on the amount of a Fund's assets that can be segregated.


   Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities a Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the Fund will retain the full amount of the option premium that provides a partial hedge against any increase that may have occurred in the price of the securities the Fund intends to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Fund will incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund intends to acquire.

   Writing a call option on a futures contract serves as a partial hedge against a decrease in the value of a Fund's portfolio securities. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase in the value of the securities in the Fund's portfolio that were being hedged.

   Each Fund will purchase put options on futures contracts to hedge its portfolio against the risk of a decline in the value of the securities it owns as a result of market activity or fluctuating currency exchange rates. Each Fund will also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund intends to acquire as a result of market activity or fluctuating currency exchange rates.

   Futures Contracts on Foreign Currencies and Options Thereon. Each Fund may buy and sell futures contracts on foreign currencies and purchase and write options thereon. Generally, foreign currency futures contracts and options thereon are similar to the futures contracts and options thereon discussed previously. By entering into currency futures and options thereon on U.S. and foreign exchanges, a Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S.

dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, each Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus if a Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as initial margin. Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, resulting in the Fund's paying or receiving cash that reflects any decline or increase, respectively, in the contract's value, that is, "marked-to-market."

   The purchase of options on currency futures will allow each Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If an Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the market or the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, market or currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way a Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.

   Each Fund may also use European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

   Additional Risks of Options, Futures Contracts and Options on Futures Contracts. Futures contracts and options thereon on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the U.S. of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lesser trading volume.

   Exchanges on which options, futures contracts and options on futures contracts are traded may impose limits on the positions that a Fund may take in certain circumstances.

   Special Risk Considerations Relating to Futures Contracts and Options Thereon. There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. In the case of futures contracts on securities indexes, the correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of currency rates, market trends or international political trends by an Adviser may still not result in a successful hedging transaction.

   A Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of liquid markets. Although each Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

   Successful use of futures contracts and options thereon by a Fund is subject to the ability of an Adviser to predict correctly movements in the direction of interest and foreign currency rates and the market generally. If the applicable Adviser's expectations are not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if a Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may, but will not necessarily, be at increased prices that reflect the rising market. A Fund may have to sell securities at a time when it is disadvantageous to do so.

   The hours of trading of futures contracts may not conform to the hours during which a Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

   Limitations on the Purchase and Sale of Options on Stock Indexes and Futures Contracts and Options on Futures Contracts. Each Fund will engage in transactions in futures contracts and options thereon only for bona fide hedging, return enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation.


   Each Fund will write put options on stock indexes and futures contracts on foreign currencies only if they are covered by segregating with its custodian an amount of cash or other liquid assets equal to the aggregate exercise price of the puts. In accordance with CFTC regulations, a Fund may not purchase or sell futures contracts or options thereon if the initial margin and premiums for options on futures would exceed 5% of the liquidation value of the Fund's total assets after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above restriction does not apply to the purchase and sale of futures contracts and options thereon for bona fide hedging purposes within the meaning of the CFTC regulations. In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by a Fund, an amount of cash and other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be segregated with the Fund's custodian to cover the position, or alternative cover will be employed, thereby insuring that the use of such instruments is unleveraged. None of the Funds intends to purchase options on securities indexes if the aggregate premiums paid for such outstanding options would exceed 10% of the Fund's total assets.



   Except as described below, a Fund will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, cash or other liquid assets substantially replicating the movement of the index, in the judgment of the Adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.



   If a Fund has written an option on an industry or market segment index, it will segregate with its custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks that represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index that is in-the-money at the time the call is written, the Fund will segregate with its custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security that is listed on a national securities exchange or listed on Nasdaq against which a Fund has not written a stock call option and that has not been hedged by the Fund by the sale of stock index futures. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is segregated by the Fund in cash or other liquid assets with its custodian, it will not be subject to the requirements described in this paragraph.


   Each Fund may engage in futures contracts and options on futures transactions as a hedge against changes, resulting from market or political conditions, in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. Each Fund may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. Each Fund may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Fund's portfolio securities alone.

   Each Fund's purchase and sale of futures contracts and purchase and writing of options on futures contracts will be for the purpose of protecting its portfolio against anticipated future changes in foreign currency exchange rates that might otherwise either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date, and to enhance the Fund's return. As an alternative to bona fide hedging as defined by the CFTC, a Fund may comply with a different standard established by CFTC rules with respect to futures contracts and options thereon purchased by the Fund incidental to the Fund's activities in the securities markets, under which the value of the assets underlying such positions will not exceed the sum of (1) cash or other liquid assets segregated for this purpose, (2) cash proceeds on existing investments due within thirty days and (3) accrued profits on the particular futures contract or option thereon.

   In addition, CFTC regulations may impose limitations on a Fund's ability to engage in certain return enhancement and risk management strategies. There are no limitations on a Fund's use of futures contracts and options on futures contracts beyond the restrictions set forth above.

   Although each Fund intends to purchase or sell futures and options on futures only on exchanges where there appears to be an active market, there is no guarantee that an active market will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, when futures positions are used to hedge portfolio securities, such securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

Risks of Risk Management and Return Enhancement Strategies

   Participation in the options or futures market and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If an Adviser's predictions of movements in the direction of the securities or foreign currency markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include: (1) dependence on an Adviser's ability to predict correctly movements in the direction of securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

   Position Limits. Transactions by a Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including Nasdaq) governing the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options that a Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of an Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.


Loan Participation and Assignments



   The Focused Value Fund may invest in loan participations and assignments. The Fund considers these investments to be investments in debt securities for purposes of this SAI. Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund will acquire loan participations only if the lender inter-positioned between the Fund and the borrower is determined by an Adviser to be creditworthy. When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such right may be more limited than those held by the assigning lender.



   The Focused Value Fund may have difficulty disposing of assignments and loan participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.


Repurchase Agreements

   Each Fund may enter into repurchase agreements, whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and at a price in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. A Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

   A Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the applicable Adviser. In the event of a default or bankruptcy by a seller, each Fund will promptly seek to liquidate the collateral.


   Each Fund participates in a joint repurchase account with other investment companies managed by PI pursuant to an order of the Securities and Exchange Commission (SEC or the Commission). On a daily basis, any uninvested cash balances of a Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.


Lending of Securities

   Consistent with applicable regulatory requirements, each Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral that will be invested in short-term obligations.


   A loan may be terminated by the borrower or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Trustees of the Trust (the Board). On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.


   Since voting or consent rights that accompany loaned securities pass to the borrower, each Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities that are the subject of the loan. A Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

   Short Sales. Each Fund may sell a security it does not own in anticipation of a decline in the market value of that security (i.e., make short sales). Generally, to complete the transaction, a Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the tender any interest that accrues during the period of the loan. To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will (1) segregate with its custodian cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (2) otherwise cover its short position.



   A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale. No more than 5% of a Fund's net assets will be, when added together: (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (2) segregated in connection with short sales.



   Each of the New Era Growth and Focused Value Funds also may make short sales against-the-box. A short sale against-the-box is a short sale in which a Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable for, with or without payment of any further consideration, such securities; provided that if further consideration is required in connection the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated for an equal amount of the securities of the same issuer as the securities sold short.


Borrowing


   Each Fund may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. Each Fund may pledge up to 20% of its total assets to secure these borrowings. If a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action (within 3 days) to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. No Fund will purchase portfolio securities when borrowings exceed 5% of the value of its total assets.


Illiquid Securities

   Each Fund may hold up to 15% of its net assets in illiquid securities. If a Fund were to exceed this limit, the Advisers would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets as required by applicable law. Illiquid securities include repurchase agreements that have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in markets within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

   Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

   In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.


   Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Trustees. A Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The Advisers will monitor the liquidity of such restricted securities subject to the supervision of the Board. In reaching liquidity decisions, an Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSROs), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of an Adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.


Securities of Other Investment Companies

   Each Fund is permitted to invest up to 10% of its total assets in securities of other non-affiliated investment companies. Neither Fund intends to invest in such securities during the coming year. If a Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. See "Investment Restrictions."

Segregated Assets


   Each Fund segregates with its custodian, State Street Bank and Trust Company (State Street), cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.


When-Issued and Delayed Delivery Securities


   Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund's custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of a Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.


Temporary Defensive Strategy and Short-Term Investments

   When adverse market or economic conditions dictate a defensive strategy, a Fund may temporarily invest without limit in high quality money market instruments, including commercial paper of corporations, foreign government securities, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, non-convertible debt securities (corporate and government), obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities, repurchase agreements and cash (foreign currencies or U.S. dollars). Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

   These instruments will be U.S. dollar denominated or denominated in a foreign currency. Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

   A Fund may also temporarily hold cash or invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs subject to the 65% policy.

Portfolio Turnover


   As a result of the investment policies described above, a Fund may engage in a substantial number of portfolio transactions. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs that are borne directly by a Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. For the fiscal year ended February 28, 2002, the New Era Growth Fund had an annual portfolio turnover rate of 196%, primarily due to volatility in the market for technology stocks. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."


                            INVESTMENT RESTRICTIONS


   The Trust has adopted the investment restrictions listed below as fundamental policies. Under the Investment Company Act of 1940, as amended (the 1940 Act), a fundamental policy may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of a Fund's outstanding voting securities," when used in this SAI, means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.


   Each Fund may not:

   1. Purchase securities on margin (but a Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

   2. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of a Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

   3. Issue senior securities, borrow money or pledge its assets, except that each Fund may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. Each Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of a Fund to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets subject to this restriction.

   4. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result 25% or more of the Fund's total assets (determined at the time of the investment) would be invested in a single industry.

   5. Buy or sell real estate or interests in real estate, except that each Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts.

   6. Buy or sell commodities or commodity contracts, except that each Fund may purchase and sell financial futures contracts and options thereon, and forward foreign currency exchange contracts.

   7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

   8. Make investments for the purpose of exercising control or management.

   9. Invest in securities of other non-affiliated investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which each Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

   10. Make loans, except through (a) repurchase agreements and (b) loans of portfolio securities limited to 33 1/3% of the Fund's total assets.


   In addition, the Focused Growth and New Era Growth Funds may not:

   11. Purchase more than 10% of all outstanding voting securities of any one issuer.

   Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                            MANAGEMENT OF THE TRUST



   Information pertaining to the Trustees of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust, (as defined in the 1940 Act), are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees." "Fund Complex" consists the Trust and any other investment companies managed by PI.



                             Independent Trustees



                                                                                            Number of
                                        Term of                                             Portfolios
                                       Office/2/                                             in Fund
                                       and Length                                            Complex
                         Position with  of Time             Principal Occupations            Overseen   Other Directorships
Name, Address/1/ and Age   the Trust     Served              During Past 5 Years            by Trustee  held by Trustee/3/
------------------------ ------------- ----------           ---------------------           ----------  -------------------
Eugene C. Dorsey (75)       Trustee      Since    Retired President, Chief Executive            78     Director (since
                                          2000    Officer and Trustee of the Gannett                   1996) of First
                                                  Foundation (now Freedom Forum) since                 Financial Fund, Inc.
                                                  December 1989; formerly Publisher of                 (First Financial) and
                                                  four Gannett newspapers and Vice                     The High Yield Plus
                                                  President of Gannett Co., Inc.; Chairman             Fund, Inc. (High
                                                  of Independent Sector, Washington,                   Yield Plus).
                                                  D.C. (largest national coalition of
                                                  philanthropic organizations); Chairman
                                                  of the American Council for the Arts;
                                                  Director of the Advisory Board of Chase
                                                  Manhattan Bank of Rochester.

Saul K. Fenster, Ph.D.      Trustee      Since    President (since December 1978) of New        79     Director (since
  (69)                                    2000    Jersey Institute of Technology;                      2000) of IDT
                                                  Commissioner (since 1998) of the Middle              Corporation.
                                                  States Association Commission on
                                                  Higher Education; Commissioner (since
                                                  1985) of the New Jersey Commission on
                                                  Science and Technology; Director (since
                                                  1998) Society of Manufacturing
                                                  Engineering Education Foundation,
                                                  formerly a director or trustee of Liberty
                                                  Science Center, Research and
                                                  Development Council of New Jersey, New
                                                  Jersey State Chamber of Commerce, and
                                                  National Action Council for Minorities in
                                                  Engineering.

Robert E. La Blanc (68)     Trustee      Since    President (since 1981) of Robert E. La        74     Director of Storage
                                         2000     Blanc Associates, Inc.                               Technology
                                                  (telecommunications); formerly General               Corporation (since
                                                  Partner at Salomon Brothers and Vice-                1979), Titan
                                                  Chairman of Continental Telecom;                     Corporation
                                                  Trustee of Manhattan College.                        (electronics, since
                                                                                                       1995), Salient 3
                                                                                                       Communications,
                                                                                                       Inc., since 1995),
                                                                                                       Chartered
                                                                                                       Semiconductor Ltd.
                                                                                                       (Singapore)(since
                                                                                                       1998), First Financial
                                                                                                       (since 1999) and
                                                                                                       High Yield Plus
                                                                                                       (since 1999).

                                                                                            Number of
                                        Term of                                             Portfolios
                                       Office/2/                                             in Fund
                                       and Length                                            Complex
                         Position with  of Time             Principal Occupations            Overseen   Other Directorships
Name, Address/1/ and Age   the Trust     Served              During Past 5 Years            by Trustee  held by Trustee/3/
------------------------ ------------- ----------           ---------------------           ----------  -------------------

Douglas H. McCorkindale     Trustee      Since    Formerly Vice Chairman (March 1984-           75     Chairman (since
  (62)                                   2000     May 2000) of Gannett Co. Inc.                        February 2001),
                                                                                                       Chief Executive
                                                                                                       Officer (since June
                                                                                                       2000) and President
                                                                                                       (since September
                                                                                                       1997) of Gannett
                                                                                                       Co. Inc. (publishing
                                                                                                       and media);
                                                                                                       Continental Airlines,
                                                                                                       Inc., Lockheed
                                                                                                       Martin Corp.) (since
                                                                                                       2001) and High
                                                                                                       Yield Plus (since
                                                                                                       1996).

W. Scott McDonald, Jr.      Trustee      Since    Vice President (since 1997) of Kaludis        79
  (65)                                   2000     Consulting Group, Inc. (company
                                                  serving higher education); formerly
                                                  principal (1995-1997), Scott McDonald
                                                  & Associates, Chief Operating Officer
                                                  (1991-1995), Fairleigh Dickinson
                                                  University, Executive Vice President and
                                                  Chief Operating Officer (1975-1991),
                                                  Drew University, interim President
                                                  (1988-1990), Drew University and
                                                  founding director of School, College
                                                  and University Underwriters Ltd.

Thomas T. Mooney (60)       Trustee      Since    President of the Greater Rochester            95     Director, President
                                         2000     Metro Chamber of Commerce; formerly                  and Treasurer of
                                                  Rochester City Manager; formerly                     First Financial,
                                                  Deputy Monroe County Executive;                      (since 1986) and
                                                  Trustee of Center for Governmental                   High Yield Plus
                                                  Research, Inc.; Director of Blue Cross of            (since 1988).
                                                  Rochester, Monroe County Water
                                                  Authority and Executive Service Corps
                                                  of Rochester.

Stephen Stoneburn (58)      Trustee      Since    President and Chief Executive Officer         74
                                         2000     (since June 1996) of Quadrant Media
                                                  Corp. (a publishing company); formerly
                                                  President (June 1995-June 1996) of
                                                  Argus Integrated Media, Inc.; Senior
                                                  Vice President and Managing Director
                                                  (January 1993-1995) of Cowles
                                                  Business Media and Senior Vice
                                                  President of Fairchild Publications, Inc
                                                  (1975-1989).

                                                                                                Number of
                                             Term of                                            Portfolios
                                            Office/2/                                            in Fund
                                            and Length                                           Complex
                           Position with     of Time            Principal Occupations            Overseen  Other Directorships
Name, Address/1/ and Age     the Trust        Served             During Past 5 Years            by Trustee held by Trustee/3/
------------------------   -------------    ----------          ---------------------           ---------- -------------------

Joseph Weber, Ph.D. (78)   Trustee            Since    Vice President, Finance, Interclass          62
                                              2000     (international corporate learning) since
                                                       1991; formerly President, The Alliance
                                                       for Learning; retired Vice President,
                                                       Member of the Board of Directors and
                                                       Member of the Executive and Operating
                                                       Committees, Hoffmann-LaRoche Inc;
                                                       Member, Board of Overseers, New
                                                       Jersey Institute of Technology. Trustee
                                                       and Vice Chairman Emeritus, Fairleigh
                                                       Dickinson University.

Clay T. Whitehead (63)     Trustee            Since    President (since 1983) of National           91     Director (since
                                              2000     Exchange Inc. (new business                         2000)of First
                                                       development firm).                                  Financial and High
                                                                                                           Yield Plus.
                                                    Interested Trustees/4 /
                                                    -----------------------
                                                                                                Number of
                                             Term of                                            Portfolios
                                            Office/2/                                            in Fund
                                            and Length                                           Complex
                         Positions with the  of Time            Principal Occupations            Overseen  Other Directorships
Name, Address/1/ and Age       Trust          Served            During/ /Past 5 Years           by Trustee held by Trustee/3/
------------------------ ------------------ ----------          ---------------------           ---------- -------------------
Robert F. Gunia (55)       Vice President     Since    Executive Vice President and Chief          112     Vice President and
                           and Trustee         2000    Administrative Officer (since June                  Director (since May
                                                       1999) of PI; Executive Vice President               1989) of The Asia
                                                       and Treasurer (since January 1996) of               Pacific Fund, Inc.
                                                       PI; President (since April 1999) of                 and Nicholas-
                                                       Prudential Investment Management                    Applegate Fund, Inc.
                                                       Services LLC (PIMS); Corporate Vice
                                                       President (since September 1997) of
                                                       Prudential Financial, Inc. (Prudential);
                                                       formerly Senior Vice President (March
                                                       1987-May 1999) of Prudential
                                                       Securities Incorporated (Prudential
                                                       Securities); formerly Chief
                                                       Administrative Officer (July 1989-
                                                       September 1996), Director (January
                                                       1989-September 1996) and Executive
                                                       Vice President, Treasurer and Chief
                                                       Financial Officer (June 1987-December
                                                       1996) of Prudential Mutual Fund
                                                       Management, Inc. (PMF).

David R. Odenath, Jr.      President and      Since    Officer in Charge, President, Chief         115
  (45)                     Trustee            2000     Executive Officer and Chief Operating
                                                       Officer (since June 1999) of PI; Senior
                                                       Vice President (since June 1999) of
                                                       Prudential; formerly Senior Vice
                                                       President (August 1993-May 1999) of
                                                       PaineWebber Group, Inc.

Information pertaining to Officers of the Trust who are not also Trustees is set forth below.



                                   Officers



                                          Term of Office/2/
                         Position(s) with  and Length of      Principal Occupations During Past 5
Name, Address/1/ and Age    the Trust       Time Served                      Years
------------------------ ---------------- ----------------    -----------------------------------
Judy A. Rice (54)         Vice President     Since 2000     Executive Vice President (since 1999)
                                                            of PI; formerly various positions to
                                                            Senior Vice President (1992-1999) of
                                                            Prudential Securities; and various
                                                            positions to Managing Director
                                                            (1975-1992) of Salomon Smith Barney,
                                                            Governor of the Money Management
                                                            Institute; Member of the Prudential
                                                            Securities Operating Council and the
                                                            National Association for Variable
                                                            Annuities.

George P. Attisano (46)   Secretary          Since 2000     Vice President and Corporate Counsel of
                                                            Prudential and Vice President and
                                                            Assistant Secretary of PI (since
                                                            September 2000); formerly Associate
                                                            Attorney of Kramer Levin Naftalis &
                                                            Frankel LLP (April 1998-September 2000)
                                                            and Associate Attorney of Wilkie Farr &
                                                            Gallagher (September 1996-April 1998).

William V. Healey (48)    Assistant          Since 2000     Vice President and Associate General
                          Secretary                         Counsel (since 1998) of Prudential;
                                                            Executive Vice President, Secretary and
                                                            Chief Legal Officer (since February
                                                            1999) of PI; Senior Vice President,
                                                            Chief Legal Officer and Secretary
                                                            (since December 1998) of PIMS,
                                                            Executive Vice President, Chief Legal
                                                            Officer and Secretary (since February
                                                            1999) of Prudential Mutual Fund
                                                            Services LLC; Director (since June
                                                            1999) of ICI Mutual Insurance Company;
                                                            prior to August 1998, Associate General
                                                            Counsel of the Dreyfus Corporation
                                                            (Dreyfus), a subsidiary of Mellon Bank,
                                                            N.A. (Mellon Bank), and an officer
                                                            and/or director of various affiliates
                                                            of Mellon Bank and Dreyfus.

Grace C. Torres (42)      Treasurer and      Since 2000     Senior Vice President (since January
                          Principal                         2000) of PI; formerly First Vice
                          Financial and                     President (December 1996-January 2000)
                          Accounting                        of PI and First Vice President (March
                          Officer                           1993-1999) of Prudential Securities.

----------



/1/ Unless otherwise noted, the address of the Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


/2/ There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy that calls for retirement of Trustees on December 31 of the year in which they reach the age of 75, except that Mr. Weber will retire by December 31, 2002. The table shows the number of years for which they have served as Trustee and/or Officer.


 /3/ This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.


/4 / "Interested" Trustee, as defined in the 1940 Act, by reason of employment with the Manager, an Adviser or the Distributor.



   The Trust has Trustees who, in addition to overseeing the actions of the Fund's Manager, Advisers and Distributor, decide upon matters of general policy, in accordance with the laws of the State of Delaware and the 1940 Act. In addition to their functions set forth under "Investment Advisory and Other Services--Manager and Advisers" and "Principle Underwriter, Distributor and Rule 12b-1 Plans," the Trustees also review the actions of the Trust's Officers, who conduct and supervise the daily business operations of the Funds. Pursuant to the Trust's Agreement and Declaration of Trust, the Board may contract for advisory and management services for the Trust or for any of its series (or class thereof). Any such contract may permit the Manager to delegate certain or all of its duties under such contracts to qualified investment advisers and administrators.



   Trustees and Officers of the Trust are also trustees, directors and officers of some or all of the other investment companies advised by the Trust's Manager and distributed by PIMS.



   Pursuant to the Management Agreement with the Trust, the Manager pays all compensation of Officers and employees of the Trust as well as the fees and expenses of all the Interested Trustees.

                            Standing Board Committees



   The Board has established two standing committees in connection with the governance of the Trust--Audit and Nominating.



   The Audit Committee consists of all of the Independent Trustees. The responsibilities of the Audit Committee are to assist the Board in overseeing the Trust's independent accountants, accounting policies and procedures, and other areas relating to the Trust's auditing processes. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent accountants' responsibility to plan and carry out a proper audit. The Audit Committee met four times during the fiscal year ended February 28, 2002.



   The Nominating Committee consists of all of the Independent Trustees. This Committee interviews and recommends to the Board persons to be nominated for election as Trustees by the Trust's shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Trustees. The Nominating Committee also reviews the independence of Trustees currently serving on the Board and recommends to the Board Independent Trustees to be selected for membership on Board Committees. The Nominating Committee reviews each Trustee's investment in the Trust, matters relating to Trustee compensation and expenses and compliance with the Trust's retirement policy. The Nominating Committee did not meet during the fiscal year ended February 28, 2002.



   In addition to the two standing Committees of the Trust, the Board has also approved Trustee participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Prudential mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board. Messrs. Dorsey and Mooney serve on the Executive Committee. Independent Trustees from other funds in the Prudential mutual fund complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Trustees and fund management on issues that affect more than one fund; serving as a liaison between the Boards of Directors/Trustees of funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Trustees.



   The Trust pays each of its Independent Trustees annual compensation in addition to certain out-of-pocket expenses. Trustees who serve on the Committees may receive additional compensation. The amount of compensation paid to each Independent Trustee may change as a result of the introduction of additional funds upon whose Boards the Trustees may be asked to serve.



   Independent Trustees may defer receipt of their Trustees' fees pursuant to a deferred fee agreement with the Trust. Under the terms of such agreement, the Trust accrues daily deferred Trustees fees which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential mutual fund chosen by the Trustee. The Trust's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Trust.



   The Trust has no retirement or pension plan for its Trustees.

   The following table sets forth the aggregate compensation paid by the Trust for the fiscal year ended February 28, 2002 to the Independent Trustees. The table also shows aggregate compensation paid to those Trustees for service on the Trust's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2001.

                              Compensation Table


                                                              Total
                                            Aggregate      Compensation
                                           Compensation     From Fund
                                               from        Complex Paid
     Name and Position                      the Trust      To Trustees
     -----------------                     ------------    ------------
     Eugene C. Dorsey -- Trustee/2/           $7,138    $120,883 (16/78)/1/
     Saul K. Fenster -- Trustee               $6,010    $110,332 (21/79)/1/
     Maurice F. Holmes -- Trustee/3/          $6,085    $ 55,333  (5/58)/1/
     Robert E. La Blanc -- Trustee            $5,944    $115,333 (18/74)/1/
     Douglas H. McCorkindale -- Trustee/2/    $4,825    $110,000 (17/75)/1/
     W. Scott McDonald, Jr. -- Trustee/2/     $6,010    $115,000 (21/79)/1/
     Thomas T. Mooney -- Trustee/2/           $4,581    $164,000 (28/95)/1/
     Stephen Stoneburn -- Trustee             $6,010    $110,332 (18/74)/1/
     Joseph Weber -- Trustee                  $6,010    $ 55,000  (9/62)/1/
     Clay T. Whitehead -- Trustee             $4,825    $173,000 (30/91)/1/

----------

/1 /Indicates number of funds/portfolios in Fund Complex (including the Trust) to which aggregate compensation relates.


/2 /Although the last column shows the total amount paid to Trustees from the Fund Complex during the calendar year ended December 31, 2001, such compensation was deferred at the election of Trustees, in whole or in part, under the funds' deferred fee agreement. Including accrued interest on amounts deferred through December 31, 2001, total value of deferred compensation for the year amounted to $135,070, $91,273, $115,056 and $148,850 for Messrs.
Dorsey, McCorkindale, McDonald and Mooney, respectively.


/3 /Mr. Holmes retired on March 1, 2002.



   Interested Trustees and Officers do not receive compensation from the Trust or any fund in the Fund Complex and therefore are not shown in the compensation table.


   The following tables set forth the dollar range of equity securities in the Trust beneficially owned by a Trustee, and, on an aggregate basis, in all registered investment companies overseen by a Trustee in the Fund Complex as of December 31, 2001.

                         Trustee Share Ownership Table

                             Independent Trustees


                                                   Aggregate Dollar Range of Equity
                                                Securities in All Registered Investment
                        Dollar Range of Equity     Companies Overseen By Trustee in
Name of Trustee         Securities in the Trust              Fund Complex
---------------         ----------------------- ---------------------------------------
Eugene C. Dorsey                  --                      $10,001 -- $50,000
Saul K. Fenster                   --                      $50,001 -- $100,000
Robert E. La Blanc                --                         Over $100,000
Douglas H. McCorkindale           --                         Over $100,000
W. Scott McDonald, Jr.    $10,001 -- $50,000                 Over $100,000
                          (Focused Value Fund)
Thomas T. Mooney                  --                         Over $100,000
Stephen Stoneburn         $10,001 -- $50,000                 Over $100,000
                          (Focused Growth and
                         New Era Growth Funds)
Joseph Weber                      --                              --
Clay T. Whitehead         $10,001 -- $50,000              $50,001 -- $100,000
                         (Focused Growth Fund)


                              Interested Trustees


                                                 Aggregate Dollar Range of Equity
                                              Securities in All Registered Investment
                      Dollar Range of Equity     Companies Overseen By Trustee in
Name of Trustee       Securities in the Trust              Fund Complex
---------------       ----------------------- ---------------------------------------
Robert F. Gunia                 --                         Over $100,000
David R. Odenath, Jr.           --                         Over $100,000

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

   Trustees of the Trust are eligible to purchase Class Z shares of the Funds, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.


   As of April 5, 2002, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of each Fund.



   As of April 5, 2002, the owners, directly or indirectly, of more than 5% of the outstanding shares of beneficial interest of each Fund were as follows:



                                                            Number of Shares
  Name                       Address         Fund (class)   (% of Fund class)
  ----                 -------------------- --------------- -----------------
  Salomon Smith Barney 333 West 34th Street Focused Value/A      289,824/7%
                       3rd Floor
                       New York, NY 10001
  Salomon Smith Barney 333 West 34th Street Focused Value/B    880,953/7.3%
                       3rd Floor
                       New York, NY 10001
  Salomon Smith Barney 333 West 34th Street Focused Value/C   994,639/10.2%
                       3rd Floor
                       New York, NY 10001



   As of April 5, 2002, Prudential Securities was record holder for other beneficial owners of the following shares of beneficial interest outstanding and entitled to vote in each Fund:



                                       Number of Shares
                        Fund           (% of Fund class)
                        ----           -----------------
                        Focused Growth
                           Class A....   3,817,869/84%
                           Class B....  13,574,748/83%
                           Class C....   9,851,344/90%
                           Class Z....   1,640,274/92%
                        New Era Growth
                           Class A....   4,304,238/89%
                           Class B....   9,479,986/90%
                           Class C....   8,006,584/92%
                           Class Z....   1,829,570/92%
                        Focused Value
                           Class A....   3,580,516/87%
                           Class B....  10,481,352/86%
                           Class C....   7,931,391/85%
                           Class Z....   1,683,031/96%


                    INVESTMENT ADVISORY AND OTHER SERVICES


Manager and Advisers



   The manager of the Funds is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI serves as manager to all of the other investment companies that comprise the Prudential mutual funds. See "How the Fund is Managed--Manager" in the prospectuses of the Funds. As of December 31, 2001, PI managed and/or administered open-end and closed-end management investment companies with assets of approximately $100.8 billion.



   PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential. Prudential Mutual Fund Services LLC
(PMFS), an affiliate of PI, serves as the transfer agent for the Funds.

   Pursuant to three Management Agreements with the Trust (each, a Management Agreement, and collectively, the Management Agreements), PI, subject to the supervision of the Board and in conformity with the stated policies of each Fund, manages both the investment operations of each Fund and the composition of its portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of each Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of all Advisers and make recommendations to the Board with respect to the retention of Advisers and the renewal of contracts. PI also administers each Fund's business affairs and, in connection therewith, furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services that are not being furnished by State Street, the Funds' custodian, and PMFS, the Funds' transfer and dividend disbursing agent. The management services of PI for the Funds are not exclusive under the terms of the Management Agreements and PI is free to, and does, render management services to others.



   For its services, PI receives, pursuant to the Management Agreements, a fee at an annual rate of 0.90% of each Fund's average daily net assets up to and including $1 billion and 0.85% of average daily net assets in excess of $1 billion. The fee is computed daily and payable monthly.



   The following table shows the amounts that the Funds paid to PI pursuant to each Management Agreement for the two fiscal years or periods ended February 28, 2002.



                          Management Fees Paid to PI



                                                     Fiscal Period
                            Fiscal Year or Period        Ended
            Fund           Ended February 28, 2002 February 28, 2001
            ----           ----------------------- -----------------
            Focused Growth      $2,205,508           $2,477,661/1/
            New Era Growth      $2,150,277             $814,947/2/
            Focused Value.      $2,172,569/3/                  N/A

   -------

   /1/ The Focused Growth Fund commenced operations on June 2, 2000.


   /2/ The New Era Growth Fund commenced operations on November 22, 2000.


   /3/ The Focused Value Fund commenced operations on March 30, 2001.



   In connection with its management of the business affairs of each Fund, PI bears the following expenses:



   (a) the salaries and expenses of all personnel of each Fund and the Manager, except the fees and expenses of the Independent Trustees;



   (b) all expenses incurred by PI or by a Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and



   (c) the costs and expenses payable to Prudential Investment Management, Inc.
(PIM) under a Sub-Management Agreement, and to Massachusetts Financial Services Company (MFS), Jennison Associates LLC (Jennison), Alliance Capital Management, L.P. (Alliance), Davis Selected Advisers LP (Davis) and Salomon Brothers Asset Management Inc. (Salomon Brothers) pursuant to the subadvisory agreements between PIM and Jennison and between PI and MFS, Jennison, Alliance, Davis and Salomon Brothers (the Subadvisory Agreements).



   Under the terms of its Management Agreement, each Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Fund's Advisers, (c) the fees and certain expenses of the custodian and transfer agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

   Each Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.



   Each Subadvisory Agreement provides that the applicable Adviser will furnish investment advisory services to a portion of the applicable Fund's portfolio in connection with the management of the Fund. In connection therewith, MFS, Jennison, Alliance, Davis and Salomon Brothers are obligated to keep certain books and records of their respective Fund. Under the Subadvisory Agreements, each Adviser, subject to the supervision of PI, is responsible for managing the assets of its respective Fund in accordance with the Fund investment objective, investment program and policies. Each Adviser determines what securities and other instruments are purchased and sold for its respective Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement.



   With respect to the Focused Growth Fund, PI has entered into a Sub-Management Agreement with PIM and a Subadvisory Agreement with Alliance. PIM has entered into a Subadvisory Agreement with Jennison. The Sub-Management Agreement provides that PIM shall provide Jennison certain research services and will assist with the maintenance of books and records as Jennison may request from time to time. For its services, PIM is compensated by PI at an annual rate of 0.60% of the average daily net assets of the Fund sub-managed by PIM on total Fund assets up to and including $1 billion and 0.55% of such average daily net assets on total Fund assets in excess of $1 billion. Under the Subadvisory Agreements for the Fund, Alliance is compensated by PI for its services at an annual rate of 0.60% of the average daily net assets of the Fund managed by Alliance up to and including $1 billion of total Fund assets and 0.55% of such average daily net assets on total Fund assets in excess of $1 billion, and Jennison is compensated by PIM (as Sub-Manager) for its services at an annual rate of 0.30% of the average daily net assets advised by Jennison on total Fund assets up to $300 million and 0.25% of such average daily net assets on total Fund assets in excess of $300 million.



   Under the Subadvisory Agreements for the New Era Growth Fund, MFS is compensated by PI for its services at an annual rate of 0.50% of the average daily net assets for the portion of such assets that MFS manages up to and including $1 billion of total Fund assets and 0.40% of such average daily net assets in excess of $1 billion of total Fund assets, and Jennison is compensated by PI for its services at an annual rate of 0.50% of the average daily net assets advised by Jennison on total Fund assets up to $1 billion and 0.40% of such average daily net assets on total Fund assets in excess of $1 billion.



   Under the Subadvisory Agreements for the Focused Value Fund, Davis is compensated by PI for its services at an annual rate of 0.50% of the average daily net assets advised by Davis on Fund assets up to and including $1 billion and 0.40% of such average daily net assets on Fund assets in excess of $1 billion, and Salomon Brothers is compensated by PI for its services at an annual rate of 0.50% of the average daily net assets advised by Salomon Brothers on Fund assets up to and including $1 billion and 0.40% of such average daily net assets on Fund assets in excess of $1 billion.



   Each of the Subadvisory Agreements and the Sub-Management Agreement provides that it will terminate in the event of its assignment (as defined in the 1940
Act) or upon the termination of the Management Agreement pursuant to which such Subadvisory or Sub-Management Agreement was entered into. Each Subadvisory Agreement and the Sub-Management Agreement may be terminated by the Trust, PI or the applicable Adviser (or, with respect to the Sub-Management Agreement, PIM) upon not more than 60 days', nor less than 30 days', written notice. Each of the Subadvisory Agreements and the Sub-Management Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

   For the fiscal years or periods ended February 28, 2002 and February 28, 2001, PI paid to PIM and the Advisers the fees set forth in the following table.



                         Fees Paid to PIM and Advisers



                                                         Year or Period
                                                              Ended         Period Ended
Fund                                     Adviser/PIM    February 28, 2002 February 28, 2001
----                                   ---------------- ----------------- -----------------
Focused Growth/1/..................... Alliance             $659,457          $816,103
                                       PIM/2/               $810,882          $835,670
New Era Growth/3/..................... Jennison             $635,841          $227,426
                                       MFS                  $558,758          $225,322
Focused Value/4/...................... Davis                $593,640               N/A
                                       Salomon Brothers     $611,714               N/A

   -------

   /1/ The Focused Growth Fund commenced operations on June 2, 2000.


   /2/ From these amounts, PIM paid Jennison subadvisory fees of $405,441 and $417,835 for the fiscal year ended February 28, 2002 and the fiscal period ended February 28, 2001, respectively.


   /3/ The New Era Growth Fund commenced operations on November 22, 2000.


   /4/ The Focused Value Fund commenced operations on March 30, 2001.





Matters Considered by the Board



   The Management, Sub-Management and Subadvisory Agreements were last approved by the Board, including all of the Independent Trustees on May 22, 2001 at a meeting called for that purpose. In approving these Agreements, the Board primarily considered, with respect to the Trust, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Trust. The Board requested and evaluated reports from the Manager, PIM and the Advisers that addressed specific factors designed to inform the Board's consideration of these and other issues.



   With respect to the nature and quality of the services provided by the Manager, Sub-Manager and Advisers, the Board considered the performance of each Fund in comparison to relevant market indexes and the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds, over the past year and since inception. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services. The Board also considered the quality of brokerage execution provided by the Manager, Sub-Manager and Advisers. The Board reviewed these firms' use of brokers or dealers in fund transactions that provided research and other services to them, and the benefits derived by each Fund from such services. The Board also considered these firms' positive compliance history, as none of these firms has been subject to any significant compliance problems.



   With respect to the overall fairness of the Management, Sub-Management and Subadvisory Agreements, the Board primarily considered the fee structure of the Agreements and the profitability of the Manager, Sub-Manager and the Advisers and their affiliates from their association with the Trust. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to each Fund. The Board noted that the fee rate paid by the Trust to the Manager was comparable to the median compensation paid by comparable funds. The Board also considered that the Trust's fee structure provides for a reduction of payments resulting from economies of scale. The Board also evaluated the aggregate amount and structure of fees paid by the Manager or Sub-Manager to the Advisers. In concluding that the direct and indirect benefits accruing to the Manager, the Sub-Manager, the Advisers and their affiliates by virtue of their relationship to the Trust, were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to each Fund, the Board reviewed specific data as to each firm's profit or loss on each Fund for the recent period and carefully examined their cost allocation methodology. With respect to profitability, these firms discussed with the Board the allocation methodologies for inter-company revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from their fees. The Board understood that none of these firms uses its profitability analysis in the management of its businesses other than in connection with the approval or continuation of its agreement, at least in part because the analysis excludes significant costs and include certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements. These matters were also considered at the meeting of the Independent Trustees.

Principal Underwriter, Distributor and Rule 12b-1 Plans



   Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of each Fund. See "How the Trust is Managed--Distributor" in the Funds' prospectus. PIMS is a subsidiary of Prudential.





   Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Trust on behalf of each Fund under Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing each Fund's Class A, Class B and Class C shares, respectively. The Distributor also incurs the expenses of distributing the Class Z shares of each Fund under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund.


   The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions that have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

   Under the Plans, each Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, a Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

   The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of a Fund's shares and the maintenance of related shareholder accounts.


   Class A Plan. Under the Class A Plan, each Fund may pay the Distributor for its distribution-related expenses with respect to Class A shares at an annual rate of up to 0.30% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to 0.25% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of 0.25%) may not exceed 0.30% of the average daily net assets of the Class A shares. The Distributor has contractually agreed to limit its distribution-related fees payable under the Class A Plan to 0.25% of the average daily net assets of the Class A shares for the fiscal years ending July 31, 2002 and July 31, 2003 and contractually limited its distribution-related fees for the fiscal year or period ended February 28, 2002 to 0.25% of the average daily net assets of the Class A shares. On February 26, 2002, the Board voted to change the Trust's fiscal year end from February 28 to July 31. The Distributor also receives an initial sales charge from shareholders. The table below sets forth the payments received by the Distributor under the Class A Plan, the amount spent by the Distributor in distributing Class A shares and the amount of initial sales charges received by the Distributor in connection with the sale of Class A shares for the fiscal year or period ended February 28, 2002 and the fiscal periods ended February 28, 2001.





            Amounts Received by the Distributor for Class A Shares



                                                             Amount Spent
                                                         Distributing Class A      Approximate
Fund                                   Distribution Fees        Shares        Initial Sales Charge
----                                   ----------------- -------------------- ---------------------
                                         2002     2001      2002      2001       2002       2001
                                       -------- --------  --------   -------  ---------- ----------
Focused Growth/1/..................... $ 86,911 $110,806 $ 78,800   $98,100   $  169,600 $2,885,400
New Era Growth/2/..................... $119,518 $ 46,924 $109,500   $32,100   $  114,100 $2,476,200
Focused Value/3/...................... $102,337      N/A $ 94,500       N/A   $2,078,500        N/A

   -------



   /1/ The Focused Growth Fund commenced operations on June 2, 2000.


   /2/ The New Era Growth Fund commenced operations on November 22, 2000.




   /3/ The Focused Value Fund commenced operations on March 30, 2001.



   The amounts spent by the Distributor in distributing Class A shares were primarily for the payment of account servicing fees to financial advisers and other persons who sell Class A shares.



   Class B and Class C Plans. Under the Class B and Class C Plans, each Fund pays the Distributor for its distribution-related expenses with respect to these shares at an annual rate of 1% of the average daily net assets of each of the applicable class of shares. The Class B and Class C Plans provide for the payment to the Distributor of (1) an asset-based sales charge of 0.75% of the average daily net assets of each of the Class B and Class C shares, respectively, and (2) a service fee of 0.25% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts.

   Class B Plan. For the fiscal year or period ended February 28, 2002 and the fiscal periods ended February 28, 2001, the Distributor received the distribution fees paid by the Funds and the proceeds of contingent deferred sales charges (CDSCs) paid by investors on the redemption of Class B shares as set forth below:





            Amounts Received by the Distributor for Class B Shares



Fund                                 Distribution Fees   Approximate CDSCs
----                               --------------------- -----------------
                                      2002       2001      2002     2001
                                   ---------- ---------- -------- --------
Focused Growth/1/................. $1,173,839 $1,232,457 $687,300 $416,000
New Era Growth/2/................. $  911,887 $  321,690 $641,800 $ 88,600
Focused Value/3/.................. $1,054,260        N/A $512,400      N/A

   -------



   /1/ The Focused Growth Fund commenced operations on June 2, 2000.


   /2/ The New Era Growth Fund commenced operations on November 22, 2000.


   /3/ The Focused Value Fund commenced operations on March 30, 2001.



   For the fiscal year or period ended February 28, 2002, it is estimated that the Distributor spent approximately the following amounts in connection with the distribution of the Funds' Class B shares:



      Amounts Spent by the Distributor in Connection with Class B Shares



                      Printing and   Compensation to   Commission
                         Mailing      Broker/Dealers   Payments to
                      Prospectuses   for Commissions    Financial                Total
                      to Other than to Representatives Advisers of              Amount
                         Current        and Other      Prudential   Overhead   Spent by
Fund                  Shareholders       Expenses      Securities   Costs/1/  Distributor
----                  ------------- ------------------ ----------- ---------- -----------
Focused Growth.......    $10,900         $ 91,300       $324,600   $  251,000 $  677,800
New Era Growth.......    $ 7,300         $ 53,400       $270,600   $  225,500 $  556,800
Focused Value/2/.....    $19,600         $114,100       $385,000   $5,137,800 $5,656,500

   -------



 /1/ Includes (a) the expenses of operating the branch offices of Prudential
     Securities and Pruco Securities Corporation (Prusec) in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (b) the cost of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of fund sales.


 /2/ The Focused Value Fund commenced operations on March 30, 2001.



   Class C Plan. For the fiscal year or period ended February 28, 2002 and the fiscal periods ended February 28, 2001, the Distributor received the distribution fees paid by the Funds under the Class C Plan, initial sales charges and the proceeds of CDSCs paid by investors on the redemption of shares as set forth below:





            Amounts Received by the Distributor for Class C Shares



                                                Approximate Initial Sales
Fund                          Distribution Fees          Charges          Approximate CDSCs
----                          ----------------- ------------------------- ------------------
                                2002     2001      2002         2001        2002      2001
                              -------- --------  --------    ----------   --------- --------
Focused Growth/1/............ $800,742 $908,657 $ 80,000    $1,511,200    $ 156,600 $146,400
New Era Growth/2/............ $764,323 $283,678 $ 47,400    $1,090,400    $ 188,300 $ 30,700
Focused Value/3/............. $771,637      N/A $904,900           N/A    $94,300//      N/A

   -------



   /1/ The Focused Growth Fund commenced operations on June 2, 2000.


   /2/ The New Era Growth Fund commenced operations on November 22, 2000.


   /3/ The Focused Value Fund commenced operations on March 30, 2001.

   For the fiscal year or period ended February 28, 2002, it is estimated that the Distributor spent approximately the following amounts in connection with the distribution of the Funds' Class C shares:



      Amounts Spent by the Distributor in Connection with Class C Shares



                         Printing and   Compensation to   Commission
                            Mailing      Broker/Dealers   Payments to
                         Prospectuses   for Commissions    Financial              Total
                         to Other than to Representatives Advisers of            Amount
                            Current        and Other      Prudential  Overhead  Spent by
Fund                     Shareholders       Expenses      Securities  Costs/1/ Distributor
----                     ------------- ------------------ ----------- -------- -----------
Focused Growth..........    $ 7,600          $  900        $472,900   $ 47,300 $  528,700
New Era Growth..........    $ 6,300          $  100        $175,700   $ 22,400 $  204,500
Focused Value/2/........    $13,800          $1,200        $187,700   $802,000 $1,004,700

   -------



 /1/ Includes (a) the expenses of operating the branch offices of Prudential
     Securities and Prusec in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (b) the cost of client sales seminars,
     (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expense relating to branch promotion of Fund sales.




 /2/ The Focused Value Fund commenced operations on March 30, 2001.


   Distribution expenses attributable to the sale of Class A, Class B or Class C shares of each Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


   The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority vote of the Independent Trustees who have no direct or indirect financial interest in the Class A, Class B and Class C Plans or in any agreement related to the Plans (the Rule 12b-1 Trustees), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class of a Fund on not more than 60 days', nor less than 30 days', written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.



   Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Funds by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.


   Pursuant to the Distribution Agreement, each Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

   In addition to distribution and service fees paid by each Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons who distribute shares of a Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

Fee Waivers/Subsidies


   PI may from time to time voluntarily waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fees for the Class A shares for the fiscal years ending July 31, 2002 and July 31, 2003. Fee waivers and subsidies will increase a Fund's total return.

NASD Maximum Sales Charge Rule


   Pursuant to National Association of Securities Dealers (NASD) Conduct Rules, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge of a Fund may not exceed 0.75%. The 6.25% limitation applies to each class of a Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.


Other Service Providers


   State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian for the portfolio securities of each Fund and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for each Fund's foreign assets held outside the United States.



   Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of each Fund. PMFS is a wholly-owned subsidiary of PI. PMFS provides customary transfer agency services to each Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $10.00, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $.20. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.



   PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Trust's independent accountants and in that capacity audits the annual financial statements of the Trust.


Codes of Ethics


   The Trust has adopted a Code of Ethics. In addition, the Manager, PIM, the Advisers and the Distributor have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when a Fund is making such investments. The Codes are on public file with, and are available from, the Commission.


                   BROKERAGE ALLOCATION AND OTHER PRACTICES


   The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Funds, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Sub-Manager and the Advisers. Broker-dealers may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker, dealer or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities, one of the Advisers or an affiliate thereof (an affiliated broker). Brokerage commissions on United States securities options and futures are subject to negotiation between the Manager and the broker or futures commission merchant.


   In the over-the-counter markets, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. No Fund will deal with an affiliated broker in any transaction in which the affiliated broker acts as principal, except in accordance with rules of the Commission. Thus, it will not deal in the over-the-counter market with an affiliated broker acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves the affiliated broker acting as principal with respect to any part of a Fund's order.

   In placing orders for portfolio securities of a Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, a Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

   When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with a Fund.

   The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to a Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

   When the Manager deems the purchase or sale of equities to be in the best interests of a Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients.


   The allocation or orders among firms and the commission rates paid are reviewed periodically by the Board. Portfolio securities may not be purchased from any underwriting or selling syndicate of which an affiliated broker, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of each Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future, in other circumstances, a Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.



   Subject to the above considerations, an affiliated broker may act as a securities broker, dealer or futures commission merchant for a Fund. In order for an affiliated broker to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board, including a majority of Independent Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for a Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to each Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

   The table below sets forth certain information concerning the payment of commissions by the Funds, including the commissions paid to an affiliated broker for the fiscal year or period ended February 28, 2002 and the fiscal periods ended February 28, 2001.


                                                  Focused             New Era         Focused
                                               Growth Fund/1/     Growth Fund/2/    Value Fund/3/
                                             -----------------  ------------------  ------------
                                               2002     2001      2002      2001        2002
                                             -------- --------  --------  --------  ------------
Total brokerage commissions................. $603,156 $889,100  $864,347  $403,500    $745,805
Total brokerage commissions paid to
  affiliated brokers........................ $      0 $  5,800  $      0  $    720    $ 14,025
Percentage of total brokerage commissions
  paid to affiliated brokers................       --      0.7%      0.0%      0.2%        1.9%
Percentage of the aggregate dollar amount of
  portfolio transactions involving the
  payment of commissions to
  affiliated brokers........................       --      0.7%      0.0%      0.2%        1.9%

   -------

   /1 /The Focused Growth Fund commenced operations on June 2, 2000.


   /2 /The New Era Growth Fund commenced operations on November 22, 2000.


   /3 /The Focused Value Fund commenced operations on March 30, 2001.



   Of the total brokerage commissions paid during these periods, the following table sets forth the amount and percentage that the Funds paid to firms that provided research, statistical or other services to the Advisers. The Advisers have not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.



                                     2002                2001
                              ------------------  ------------------
          Fund                $ Amount Percentage $ Amount Percentage
          ----                -------- ---------- -------- ----------
          Focused Growth/1/.. $18,978       3.15% $785,453   88.34%
          New Era Growth/2/.. $     0          0% $283,449   70.25%
          Focused Value/3/... $39,887       5.35%      N/A     N/A

   -------

   /1 /The Focused Growth Fund commenced operations on June 2, 2000.


   /2 /The New Era Growth Fund commenced operations on November 22, 2000.


   /3 /The Focused Value Fund commenced operations on March 30, 2001.



   The Trust is required to disclose the Funds' holdings of securities of the Trust's regular brokers and dealers (as defined under Rule 10b-1 of the 1940
Act) and their parents at February 28, 2002. The following table shows such holdings as of that date.



   Fund                           Broker Dealer         Amount    Debt/Equity
   ----                     ------------------------- ----------- -----------
   Focused Growth.......... American Express Co.      $   907,000     Debt
                            Citigroup, Inc.           $11,039,326   Equity
                            Goldman Sachs Group, Inc. $ 2,242,038   Equity
                            Merrill Lynch & Co., Inc. $ 5,835,515   Equity
   New Era Growth.......... American Express Co.      $ 1,774,205   Equity
                            Goldman Sachs Group Inc.  $ 4,538,000     Debt




               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION


   The Trust is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share, currently divided into five series and four classes, designated Class A, Class B, Class C and Class Z shares. In addition to the three Funds described in this SAI and the Mid-Cap Value Fund, the Trust has established a fifth series, the Strategic Partners Market Opportunity Fund, the shares of which have not yet been registered with the SEC. Each class of shares represents an interest in the same assets of a Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Trust's Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The voting rights of the shareholders of a series or class can be modified only by the vote of shareholders of that series or class.

   Shares of each Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of a Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.



   The Trust does not intend to hold annual meetings of shareholders unless otherwise required by law. The Trust will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Trust's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business.



   Under the Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by a Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.


   The Trustees have the power to alter the number and the terms of office of the Trustees, provided that always at least a majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES


   Shares of each Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge that, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) or (2) on a deferred basis (Class B or Class C shares). Class Z shares of the Funds are offered to a limited group of investors at NAV without any sales charges. See "How to Buy, Sell and Exchange Shares of the Funds" in the Funds' prospectus.


Purchase by Wire


   For an initial purchase of shares of a Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Strategic Partners [name of Fund], specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).



   If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time), on a business day, you may purchase shares of a Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.



   In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Strategic Partners [name of Fund], Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds.


Issuance of Fund Shares for Securities


   Transactions involving the issuance of a Fund's shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by an Adviser.

Specimen Price Make-up


   Under the current distribution arrangements between the Trust and the Distributor, Class A* shares are sold with a maximum initial sales charge of 5%, Class C* shares are sold with a 1% initial sales charge, and Class B* and Class Z shares are sold at NAV. Using the NAV of each Fund at February 28, 2002, the maximum offering price of the Fund's shares is as follows:



                                                    Focused     New Era    Focused
                                                  Growth Fund Growth Fund Value Fund
                                                  ----------- ----------- ----------
Class A
NAV and redemption price per Class A share.......    $5.95       $6.52      $9.40
Maximum sales charge (5% of offering price)......     0.31        0.34       0.49
                                                     -----       -----      -----
Maximum offering price to public.................    $6.26       $6.86      $9.89
                                                     =====       =====      =====

Class B
NAV, offering price and redemption price per
  Class B share*.................................    $5.87       $6.46      $9.39
                                                     =====       =====      =====

Class C
NAV and redemption price per Class C share*......    $5.87       $6.46      $9.39
Sales charge (1% of offering price)..............     0.06        0.07       0.09
                                                     -----       -----      -----
Offering price to public.........................    $5.93       $6.53      $9.48
                                                     =====       =====      =====

Class Z
NAV, offering price and redemption price per
  Class Z share..................................    $5.97       $6.54      $9.41
                                                     =====       =====      =====

   -------

   * Class A, Class B and Class C shares are subject to a CDSC on certain redemptions.


Selecting a Purchase Alternative

   The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to a Fund:

   If you intend to hold your investment in a Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% that declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

   If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

   If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.


   If you qualify for a reduced sales charge on Class A shares, it generally may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase. In addition, if you purchase $1 million or more of Class A shares, you are subject to a 1% CDSC on shares sold within 12 months. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.


   If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

Reduction and Waiver of Initial Sales Charge--Class A Shares

   Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation or annuity plans under Sections 401(a), 403(b) and 457 of the Internal Revenue Code, "rabbi" trusts and non-qualified deferred compensation plans (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million or 250 eligible employees or participants. Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

   Other Waivers. In addition, Class A shares may be purchased at NAV, without the initial sales charge, through the Distributor or the Transfer Agent, by:

    .  officers of the Trust


    . employees of the Distributor, Prudential Securities, and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the transfer agent



    . employees of the Advisers, provided that purchases at NAV are permitted by such person's employer


    . Prudential, directors, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries

    . registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor, provided that purchases at NAV are permitted by such person's employer


    . real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the transfer agent


    . investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
       (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund that imposes a distribution or service fee of 0.25% or less) and
       (3) the financial adviser served as the client's broker on the previous purchase


    . investors in Individual Retirement Accounts (IRAs), provided the purchase is made in a directed rollover to such Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution


    . orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs)

    . orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges the clients a separate fee for its services (for example, mutual fund "supermarket" programs).


   For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the transfer agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.



   Combined Purchase and Cumulative Purchase Privilege. If an investor or eligible group of related investors purchases Class A shares of a Fund concurrently with Class A shares of other Strategic Partners mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Funds--Reducing or Waiving Class A's Initial Sales Charge" in the prospectus of the Funds.

   An eligible group of related Fund investors includes any combination of the following:

    .  an individual

    .  the individual's spouse, their children and their parents


    .  the individual's and spouse's IRA


    . any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners)

    . a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children

    . a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse

    . one or more employee benefit plans of a company controlled by an individual.

   Also, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).


   The transfer agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.


   Letters of Intent. Reduced sales charges also are available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of a Fund and shares of other Strategic Partners mutual funds. Retirement and group plans do not qualify to purchase Class A shares at NAV by entering into a Letter of Intent.

   For purposes of the Letter of Intent, all shares of a Fund and shares of other Strategic Partners mutual funds that were previously purchased and are still owned and money market fund shares received for such shares in an exchange are also included in determining the applicable reduction. However, the values of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge.


   A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the transfer agent in the name of the investor. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the investor's cost, can be applied to the fulfillment of the Letter of Intent goal.


   The Letter of Intent does not obligate the investor to purchase, nor a Fund to sell, the indicated amount. In the event the Letter of Intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will redeem sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of a Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

   The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

Class B Shares


   The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the transfer agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares--Contingent Deferred Sales Charge" below.

   The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of a Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

Class C Shares

   The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons who distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

Waiver of Initial Sales Charge--Class C Shares

   Benefit Plans. Class C shares may be purchased at NAV, without payment of an initial sales charge, by Benefit Plans (as defined above).


   Investment of Redemption Proceeds from Other Investment
Companies. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company that were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. This waiver is not available to investors who purchase shares directly from the transfer agent. You must notify your broker if you are entitled to this waiver and provide it with such supporting documents as it may deem appropriate.


Class Z Shares

   Class Z shares of each Fund currently are available for purchase by the following categories of investors:


    . Benefit Plans, provided that such Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets;


    . participants in any fee-based program or trust program sponsored by an affiliate of the Distributor that includes mutual funds as investment options and for which a Fund is an available option;


    .  current and former Trustees of the Trust;



    . the Manager or an Adviser or any of their affiliates with an investment of $10 million or more; and



    .  qualified state tuition programs (529 plans).


   After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

   In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons who distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

Rights of Accumulation

   Reduced sales charges also are available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of a Fund and shares of other Strategic Partners mutual funds (excluding money market fund shares, other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of shares of Strategic Partners mutual funds. The value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

   The Distributor, your broker or the transfer agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.


Sale of Shares


   You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before a Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually 4:00 p.m. New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of a Fund.



   If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the transfer agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the transfer agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to a Fund in care of its transfer agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, Pennsylvania 19101, to the Distributor or to your broker.



   Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank that is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable CDSC will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the applicable Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Funds' prospectus regarding redemption of shares. For more information, see "How to Buy, Sell and Exchange Shares of the Funds--Telephone Redemptions or Exchanges" in the Funds' prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact PMFS at (800) 225-1852.



   Signature Guarantee.  If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the transfer agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the transfer agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer, savings association or credit union. PMFS reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.



   Payment for shares presented for redemption will be made by check within seven days after receipt by the transfer agent, the Distributor or your broker of the written request and certificates, if issued, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.



   Redemption in Kind. If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Trust, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.



   Involuntary Redemption. In order to reduce expenses of the Funds, the Board may redeem all of the shares of any shareholder, other than a shareholder that is an IRA or other tax-deferred retirement plan, whose account has an account value of less than $500 due to a redemption. A Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.



   90-day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of a Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the transfer agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.


Contingent Deferred Sales Charge


   Certain redemptions of Class A shares within 12 months of purchase are subject to a 1% CDSC. Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you that reduces the current value of your Class A, Class B or Class C shares to an amount that is lower than the amount of all payments by you for shares during the preceding 12 months, in the case of Class A shares (in certain cases), six years, in the case of Class B shares, and 18 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.




   The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

   The following table sets forth the rates of the CDSC applicable to redemption of Class B shares:


                                             CDSC as a
                                       Percentage of Dollars
                   Year Since Purchase      Invested or
                      Payment Made      Redemption Proceeds
                   ------------------- ---------------------
                         First........          5.0%
                         Second.......          4.0%
                         Third........          3.0%
                         Fourth.......          2.0%
                         Fifth........          1.0%
                         Sixth........          1.0%
                         Seventh......         None


   In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), six years for Class B shares and 18 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


   For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decide to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount that represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

   For federal income tax purposes, the amount of the CDSC will reduce the gain, or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

   Waiver of Contingent Deferred Sales Charge--Class B Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

   The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions are:

      (1) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;

      (2) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 59 1/2 or a periodic distribution based on life expectancy;

      (3) in the case of a Section 403(b) custodial account, a lump sum or other distribution after attaining age 59 1/2; and

      (4) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability.

   The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (that is, following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.


   Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions effected through a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The transfer agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS for more details.


   In addition, the CDSC will be waived on redemptions of shares held by Trustees of the Trust.

   You must notify the transfer agent either directly or through your broker at the time of redemption that you are entitled to waiver of the CDSC and provide the transfer agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. In connection with these waivers, the transfer agent will require you to submit the supporting documentation set forth below.



Category of Waiver                                Required Documentation
Death                                             A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability--An individual will be considered      A copy of the Social Security Administration award letter or a disabled if he or she is unable to engage in any  letter from a physician on the physician's letterhead stating that
substantial gainful activity by reason of any     the shareholder (or, in the case of a trust, the grantor (a copy of
medically determinable physical or mental         the trust agreement identifying the grantor will be required as
impairment that can be expected to result in      well)) is permanently disabled. The letter must also indicate the
death or to be of long-continued and indefinite   date of disability.
duration.

Distribution from an IRA or 403(b) Custodial      A copy of the distribution form from the custodial firm indicating
Account                                           (i) the date of birth of the shareholder and (ii) that the shareholder is over age 59 1/2 and is taking a normal distribution--signed by the shareholder.

Distribution from Retirement Plan                 A letter signed by the plan administrator/trustee indicating the reason for the distribution.

Excess Contributions                              A letter from the shareholder (for an IRA) or the plan
                                                  administrator/trustee on company letterhead indicating the amount of the excess and whether or not taxes have been paid.



   PMFS reserves the right to request such additional documents as it may deem appropriate.


Waiver of Contingent Deferred Sales Charge--Class C Shares

   The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker for which the broker provides administrative or recordkeeping services.

Conversion Feature--Class B Shares

   Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.


   Since each Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (Eligible Shares) will be determined on each conversion date in accordance with the following formula:
(1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.


   For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible
Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

   Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

   For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

   The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of a Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                        SHAREHOLDER INVESTMENT ACCOUNT


   Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the transfer agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. Each Fund makes available to its shareholders the following privileges and plans.


Automatic Reinvestment of Dividends and Distributions


   For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Funds. An investor may direct the transfer agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at NAV by returning the check or the proceeds to the transfer agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the transfer agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.



Exchange Privilege



   Each Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of the other mutual funds that the Trust offers and other Strategic Partners mutual funds, including Special Money Market Fund, Inc. (Money Fund), subject in each case to the minimum investment requirements of such funds. Shares of such other Strategic Partners mutual funds may also be exchanged for shares of each Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans offering only certain of the Strategic Partners mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.



   It is contemplated that the exchange privilege may be applicable to new Strategic Partners mutual funds whose shares may be distributed by the Distributor.



   In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the transfer agent and hold shares in non-certificate form. Thereafter, you may call the mutual fund whose shares you wish to exchange at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m. New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.



   If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.



   If you hold certificates, the certificates must be returned in order for the shares to be exchanged.



   You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.



   In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.



   Class A. Shareholders of a Fund may exchange their Class A shares for Class A shares of other Strategic Partners mutual funds, and shares of Money Fund. No fee or sales load will be imposed upon the exchange. Shareholders of Money Fund who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of Strategic Partners mutual funds.



   Class B and Class C. Shareholders of a Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of other Strategic Partners mutual funds and shares of Money Fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.



   Class B and Class C shares of a Fund may also be exchanged for shares of Money Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in Money Fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Fund from Money Fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into Money Fund prior to the last day of the month (and are held in Money Fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven-year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.



   At any time after acquiring shares of other Strategic Partners mutual funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of a Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.



   Class Z. Class Z shares may be exchanged for Class Z shares of other Strategic Partners mutual funds.


Dollar Cost Averaging

   Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

   Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $22,500 at a private college and around $10,600 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $44,300 and over $21,000 at a public university in 10 years.1

   The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2

            Period of
            Monthly Investments: $100,000 $150,000 $200,000 $250,000
            -------------------- -------- -------- -------- --------
                  25 Years......  $  105   $  158   $  210   $  263
                  20 Years......     170      255      340      424
                  15 Years......     289      438      578      722
                  10 Years......     547      820    1,093    1,366
                  5 Years.......   1,361    2,041    2,721    3,402

   See "Automatic Investment Plan"
----------
1 Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges. Average costs for private institutions include tuition, fees, room and board for the 1998-1999 academic year.
2 The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Automatic Investment Plan (AIP)


   Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund monthly by authorizing his or her bank account or brokerage account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automated Clearing House System.



   Further information about this program and an application form can be obtained from the transfer agent, the Distributor or your broker.


Systematic Withdrawal Plan


   A systematic withdrawal plan is available to shareholders through the transfer agent, the Distributor or your broker. Such withdrawal plan provides for monthly or quarterly redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class B or Class C shares may be subject to a CDSC.



   In the case of shares held through the transfer agent, the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.



   The transfer agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.


   Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

   Furthermore, each systematic withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, systematic withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to
(1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

Tax-Deferred Retirement Accounts


   Individual Retirement Accounts. An IRA permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 38.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.


                           Tax-Deferred Compounding1


                        Contributions Personal
                         Made Over:   Savings    IRA
                         ----------   -------- --------
                          10 years    $ 26,283 $ 31,291
                          15 years      44,978   58,649
                          20 years      68,739   98,846
                          25 years      98,936  157,909
                          30 years     137,316  244,692

----------

1The chart is for illustrative purposes only and does not represent the performance of a Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA will be subject to tax when withdrawn from the account. Distributions from a Roth IRA that meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.





                                NET ASSET VALUE



   Each Fund's NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. Each Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. A Fund may not compute its NAV on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not materially affect its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



   Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indexes) are valued at the last sales price on such exchange system on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by an Adviser, in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker (if available, otherwise by a principal market maker or a primary market dealer). Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by an Adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or at the mean between the last reported bid and asked prices (or at the last bid price in the absence of an asked price) provided by more than one principal market maker (if available, otherwise by a principal market maker or a primary market dealer). Options on stock and stock indexes traded on an exchange are valued at the last sale price on such exchange or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on the respective exchange or at the last bid price on such day in the absence of an asked price and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price on such day in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contracts calculated on the day of valuation. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by an Adviser under procedures established by and under the general supervision of the Board.

   Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the applicable Adviser or the Manager (or Valuation Committee or Board), does not represent fair value, (Fair Value Securities) are valued by the Valuation Committee or Board in consultation with the Manager and Adviser, including, as applicable, their portfolio managers, traders, research and credit analysts and legal compliance personnel on the basis of the following factors: nature of any restrictions on disposition of the securities, assessment of the general liquidity/illiquidity of the securities, the issuer's financial condition and the market in which it does business, cost of the investment, transactions in comparable securities, the size of the holding and the capitalization of the issuer, the prices of any recent transactions or bids/offers for such securities or any comparable securities, any available analyst, media or other report or information deemed reliable by the Manager or Advisers regarding the issuer or the markets or industry in which it operates; other analytical data; and consistency with valuation of similar securities held by other Prudential or Strategic Partners mutual funds, and such other factors as may be determined by the Advisers, Manager, Board or Valuation Committee to materially affect the value of security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the Adviser or Manager believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the Adviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of a Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager determines that one or more of a Fund's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV and the Manager presents these valuations to the Board for its ratification. Debt investments are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless such valuation, in the judgment of the Adviser or Manager does not represent fair value. Debt securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available otherwise a primary market dealer).


   Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares because Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, that will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.



                      TAXES, DIVIDENDS AND DISTRIBUTIONS


   Each Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Code. This relieves a Fund (but not its shareholders) from paying federal income tax on income and capital gains that are distributed to shareholders, and permits net capital gains of the Fund (that is, the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of its shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of a Fund that are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund. For federal income tax purposes, the Focused Growth Fund has a capital loss carryforward as of February 28, 2002 of approximately $114,236,000, of which $26,355,000 expires in 2008 and $87,881,000 expires in
2009. The New Era Growth Fund, as of February 28, 2002, has post-October capital losses of approximately $34,354,000 and a capital loss carryforward of approximately $60,533,000, which expires in 2010. The Focused Value Fund, as of February 28, 2002, has a capital loss carryforward of approximately $1,294,000, which expires in 2010. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such capital loss carryforward.



   Qualification of a Fund as a regulated investment company requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from interest, dividends, payments with respect to certain securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (1) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities) or securities of other regulated investment companies; and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.



   Gains or losses on sales of securities by a Fund generally will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call, or otherwise holds an offsetting position, with respect to the securities. Long term capital gains are taxed at a rate of up to 20%. Other gains or losses on the sale of securities will be short-term capital gains or losses taxable of ordinary income tax rates. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by a Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of each Fund's transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle provisions of the Code that may, among other things, require the Fund to defer recognition of losses. In addition, debt securities acquired by a Fund may be subject to original issue discount and market discount rules that, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.



   Special rules apply to certain options on stock indexes, futures contracts and options thereon. These investments will generally constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of each Fund's taxable year; that is, treated as having been sold at their market value on the last business day of the Fund's fiscal year. Except with respect to certain foreign currency forward contracts, sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.



   Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending on the holding period of the option. In addition, positions that are part of a "straddle" will be subject to certain wash sale, short sale and constructive sale provisions of the Code. In the case of a straddle, a Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.



   Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares.


   Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of a Fund on the reinvestment date.


   Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. In addition, dividends and capital gains distributions may also be subject to state and local income taxes. Therefore, prior to purchasing shares of a Fund, the investor should carefully consider the impact of dividends or capital gains distributions that are expected to be or have been announced.



   Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

   A shareholder who acquires shares of a Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.


   Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual or a foreign entity (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless, in general, the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions that are effectively connected with a U.S. trade or business of the foreign shareholder. Foreign shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.


   Dividends received by corporate shareholders generally are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency gain, gain or loss from Section 1256 contracts (described above), and income from certain other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.


   The per share dividends on Class B and Class C shares generally will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."


   Each Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the 12 months ending on October 31 of such calendar year. In addition, each Fund must distribute during the calendar year all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, a Fund will be subject to a nondeductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.


   Each Fund may, from time to time, invest in "passive foreign investment companies" (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, PFIC income), plus certain interest charges, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in a Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of a Fund's taxable year, the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No ordinary loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.


   Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of a Fund's assets to be invested in various countries will vary. Neither Fund expects to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders any foreign income taxes paid.

   Shareholders are advised to consult their own tax advisers with respect to the federal, state and local income tax consequences resulting from their investment in a Fund.

                            PERFORMANCE INFORMATION

   Average Annual Total Return. A Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

   Average annual total return is computed according to the following formula:

                               P(1 + T)/n/ = ERV

Where: P =    hypothetical initial payment of $1000.
       T =    average annual total return.
       n =    number of years.
       ERV =    ending redeemable value of a hypothetical $1,000 payment of the 1, 5 or
                10 year period at the end of the 1, 5 or 10 year periods (or fractional portion thereof).


   Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption. The average annual returns for the one-year and since-inception periods ended February 28, 2002 are set forth in the following table. No information for the Focused Value Fund is shown in the following table because the Fund did not have a full year of operations as of February 28, 2002.



                         Average Annual Total Returns



                   Fund              One Year Since Inception
                   ----              -------- ---------------
                   Focused Growth/1/
                      Class A.......  -22.57%     -27.86%
                      Class B.......  -23.19%     -27.99%
                      Class C.......  -20.76%     -26.71%
                      Class Z.......  -18.33%     -25.57%
                   New Era Growth/2/
                      Class A.......  -31.56%     -31.41%
                      Class B.......  -32.11%     -31.35%
                      Class C.......  -29.96%     -30.22%
                      Class Z.......  -27.89%     -28.41%



       ---

       /1/ The Focused Growth Fund commenced operations on June 2, 2000.


       /2/ The New Era Growth Fund commenced operations on November 22, 2000.





 Average Annual Total Return (After Taxes on Distributions and After Taxes on
                        Distributions and Redemption).



   Average annual total return (after taxes on distributions and after taxes on distributions and redemption) each takes into account any applicable initial or contingent deferred sales charges and takes into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.


   Average annual total return (after taxes on distributions) is computed according to the following formula:



                             P(1+T)/n/ = ATV\\D\\



Where:        P =   a hypothetical initial payment of $1,000.
              T =   average annual total return (after taxes on distributions).
              n =   number of years.
       ATV\\D\\ =   ending value of a hypothetical $1,000 payment made at the
                    beginning of the 1-, 5- or 10-year periods at the end of the 1-,
                    5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

   The average annual total returns (after taxes on distributions) for the one-year and since-inception periods ended February 28, 2002 are set forth in the following table. No information for the Focused Value Fund is shown in the following table because the Fund did not have a full year of operations as of February 28, 2002.



          Average Annual Total Returns (After Taxes on Distributions)



                   Fund              One Year Since Inception
                   ----              -------- ---------------
                   Focused Growth/1/
                      Class A.......  -22.57%     -27.86%
                      Class B.......  -14.24%     -27.49%
                      Class C.......  -12.74%     -26.71%
                      Class Z.......  -11.26%     -25.57%
                   New Era Growth/2/
                      Class A.......  -31.56%     -31.41%
                      Class B.......  -32.11%     -31.35%
                      Class C.......  -29.96%     -30.22%
                      Class Z.......  -27.89%     -28.41%



       ---

       /1/ The Focused Growth Fund commenced operations on June 2, 2000.


       /2/ The New Era Growth Fund commenced operations on November 22, 2000.





   Average annual total return (after taxes on distributions and redemption) is computed according to the following formula:



                           P(1 + T) /n /= ATV\\DR\\



Where:  P   =   a hypothetical initial payment of $1,000.
        T   =   average annual total return (after taxes on distributions and redemption).
        n   =   number of years.
ATV\\DR\\   =   ending value of a hypothetical $1,000 payment made at the
                beginning of the 1-, 5- or 10-year periods at the end of the 1-,
                5- or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

   The average annual total returns (after taxes on distributions and redemption) for the one-year and since-inception periods ended February 28, 2002 are set forth in the following table. No information for the Focused Value Fund is shown in the following table because the Fund did not have a full year of operations as of February 28, 2002.



  Average Annual Total Returns (After Taxes on Distributions and Redemption)



Fund                                                             One Year Since Inception
----                                                             -------- ---------------
Focused Growth/1/
   Class A...................................................... -13.86%      -21.70%
   Class B...................................................... -14.24%      -21.80%
   Class C...................................................... -12.74%      -20.84%
   Class Z...................................................... -11.26%      -19.97%
New Era Growth/2/
   Class A...................................................... -19.38%      -24.86%
   Class B...................................................... -19.72%      -24.81%
   Class C...................................................... -18.40%      -23.93%
   Class Z...................................................... -17.13%      -22.52%



       ---

       /1/ The Focused Growth Fund commenced operations on June 2, 2000.


       /2/ The New Era Growth Fund commenced operations on November 22, 2000.



   Aggregate Total Return. A Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

   Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV--P
                                    ------
                                       P


Where: P =     a hypothetical initial payment of $1000.
       ERV =    ending redeemable value of a hypothetical $1,000 payment of the 1, 5 or
                10 year period at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

   Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges. The aggregate total returns for the one-year and since-inception periods ended February 28, 2002 are set forth in the following table.



                            Aggregate Total Returns



                   Fund              One Year Since Inception
                   ----              -------- ---------------
                   Focused Growth/1/
                      Class A....... -18.49%      -40.50%
                      Class B....... -19.15%      -41.30%
                      Class C....... -19.15%      -41.30%
                      Class Z....... -18.33%      -40.30%
                   New Era Growth/2/
                      Class A....... -27.96%      -34.80%
                      Class B....... -28.54%      -35.40%
                      Class C....... -28.54%      -35.40%
                      Class Z....... -27.89%      -34.60%
                   Focused Value/3/
                      Class A.......   N/A         -5.44%
                      Class B.......   N/A         -6.09%
                      Class C.......   N/A         -6.09%
                      Class Z.......   N/A         -5.16%

       ---

       /1/ The Focused Growth Fund commenced operations on June 2, 2000.


       /2/ The New Era Growth Fund commenced operations on November 22, 2000.


       /3/ The Focused Value Fund commenced operations on March 30, 2001.

                             FINANCIAL STATEMENTS


   The Funds' financial statements for the fiscal periods ended February 28, 2002, incorporated in this SAI by reference to the Trust's 2002 annual report to shareholders (File No. 811-9805), have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the Trust's annual report at no charge by request to the Trust by calling (800) 225-1852, or by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.





   Advertising. Advertising materials for a Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for a Fund also may include mention of Prudential or Strategic Partners, its affiliates and subsidiaries, and reference the assets, products and services of those entities.



   From time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style.



   The Trust also may include comparative performance information in advertising or marketing a Fund's shares. Such performance information may include data from Lipper, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indexes. Set forth below is a chart that compares the performance of different types of investments over the long term and the rate of inflation./1/


                                    [CHART]

                        ----------------------------
                        PERFORMANCE
                        COMPARISON OF DIFFERENT
                        TYPES OF INVESTMENTS
                        OVER THE LONG TERM
                        (12/31/1925-12/31/2001)
                        ----------------------------
                        Common Stocks          10.7%
                        Long-Term Gov't. Bonds  5.3%
                        Inflation               3.1%











----------

   /1/ Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                  APPENDIX I--GENERAL INVESTMENT INFORMATION



   The following terms are used in mutual fund investing.



Asset Allocation



   Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.



Diversification



   Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.



Duration



   Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.



   Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).



Market Timing



   Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.



Power of Compounding



   Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.



Standard Deviation



   Standard deviation is an absolute (non-relative) measure of volatility that, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                   APPENDIX II--HISTORICAL PERFORMANCE DATA

   The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

   This following chart shows the long-term performance of various asset classes and the rate of inflation.

               Each Investment Provides a Different Opportunity

                                    [CHART]

Value of $1.00 invested on
1/1/1926 through 12/31/2001


2001

Small Stocks $7,860.05

Common Stocks $2,279.13

Long-Term Bonds $50.66

Treasury Bills $17.20

Inflation $9.87

    Source: Ibbotson Associates. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential or Strategic Partners mutual fund.

    Generally, stock returns are due to capital appreciation and the reinvestment of gains. Bond returns are due mainly to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

    Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest, equities are not. Inflation is measured by the consumer price index (CPI).

   Set forth below is historical performance data relating to various sections of the fixed-income securities market. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1991 through 2001. The total returns of the indexes include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

   All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on the historical total returns, including the compounded effect over time, could be substantial.

           Historical Total Returns of Different Bond Market Sectors


  YEAR                  1991  1992  1993   1994  1995  1996   1997  1998   1999    2000    2001
  ------------------------------------------------------------------------------------------------
  U.S. Government
  Treasury
  Bonds/1/              15.3% 7.2%  10.7% (3.4)% 18.4% 2.7%   9.6%  10.0% (2.56)% 13.52%   7.23%
  ------------------------------------------------------------------------------------------------
  U.S. Government
  Mortgage
  Securities/2/         15.7% 7.0%  6.8%  (1.6)% 16.8% 5.4%   9.5%  7.0%   1.86%  11.16%   8.22%
  ------------------------------------------------------------------------------------------------
  U.S. Investment Grade
  Corporate Bonds/3/    18.5% 8.7%  12.2% (3.9)% 22.3% 3.3%  10.2%  8.6%  (1.96)%  9.39%  10.40%
  ------------------------------------------------------------------------------------------------
  U.S. High Yield
  Bonds/4/              46.2% 15.8% 17.1% (1.0)% 19.2% 11.4% 12.8%  1.6%   2.39%  (5.86)%  5.28%
  ------------------------------------------------------------------------------------------------
  World Government
  Bonds/5/              16.2% 4.8%  15.1%  6.0%  19.6% 4.1%  (4.3)% 5.3%  (5.07)% (2.63)% (3.54)%
  ------------------------------------------------------------------------------------------------
  ------------------------------------------------------------------------------------------------
  Difference between
  highest and lowest
  returns percent       30.9% 11.0% 10.3%  9.9%  5.5%  8.7%  17.1%  8.4%   7.46%  19.10%  13.94%

/1/ Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

/2/ Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgaged-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMCC).

/3/ Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source: Lipper Inc.

/4/ Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by S&P or Fitch Investors Service). All bonds in the index have maturities of at least one year.

/5/ Salomon Smith Barney World Government Index (Non U.S.) includes 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

   This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 2001. It does not represent the performance of any Prudential or Strategic Partners mutual fund.

    Average Annual Total Returns of Major World Stock Markets 12/31/1985 -
                         12/31/2001 (in U.S. Dollars)

                                    [CHART]

                               Sweden        15.51%
                               Spain         15.26%
                               Hong Kong     14.96%
                               Netherland    14.03%
                               Belgium       13.78%
                               France        13.20%
                               USA           13.14%
                               U.K.          12.28%
                               Switzerland   12.21%
                               Europe        11.92%
                               Denmark       11.88%
                               Australia      9.54%
                               Germany        8.63%
                               Canada         8.45%
                               Italy          7.70%
                               Norway         6.82%
                               Austria        4.95%
                               Japan          3.84%






































Source: Morgan Stanley Capital International (MSCI) and Lipper Inc. as of 12/31/01. Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.
   This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.

                                    [CHART]




              Capital                      Capital
           Appreciation                 Appreciation
          and Reinvesting                    only
             Dividends
              --------                     --------
1976         $10,000.00                   $10,000.00
              $9,255.00                    $9,159.00
              $9,561.34                    $9,350.42
              $9,294.58                    $8,982.95
              $9,284.36                    $8,850.00
              $8,826.64                    $8,302.19
              $9,577.78                    $8,889.98
             $10,408.20                    $9,542.51
              $9,895.05                    $8,944.19
             $10,596.60                    $9,454.01
             $10,885.90                    $9,576.91
             $11,718.70                   $10,173.60
             $11,735.10                   $10,045.40
             $11,251.60                    $9,500.91
             $12,769.40                   $10,631.50
             $14,202.20                   $11,675.50
1980         $15,550.00                   $12,634.10
             $15,764.50                   $12,656.80
             $15,402.00                   $12,211.30
             $13,826.30                   $10,811.90
             $14,784.50                   $11,404.40
             $13,703.80                   $10,419.00
             $13,627.00                   $10,200.20
             $15,196.80                   $11,206.00
             $17,970.30                   $13,087.50
             $19,770.90                   $14,234.00
             $21,965.50                   $15,643.10
             $21,936.90                   $15,453.80
             $22,024.70                   $15,347.20
             $21,496.10                   $14,811.60
             $20,943.60                   $14,253.20
             $22,973.00                   $15,454.70
1984         $23,404.90                   $15,561.40
             $25,553.50                   $16,809.40
             $27,426.60                   $17,849.90
             $26,304.80                   $16,941.30
             $30,829.30                   $19,658.70
             $35,176.20                   $22,228.10
             $37,248.10                   $23,339.50
             $34,648.20                   $21,523.70
             $36,578.10                   $22,533.20
             $44,387.50                   $27,141.20
             $46,615.70                   $28,286.50
             $49,692.40                   $29,947.00
             $38,496.70                   $22,990.30
             $40,683.30                   $24,089.20
             $43,384.70                   $25,447.90
             $43,532.20                   $25,300.30
1988         $44,872.90                   $25,841.70
             $48,054.40                   $27,438.70
             $52,288.00                   $29,589.90
             $57,877.60                   $32,489.70
             $59,064.10                   $32,886.10
             $57,286.30                   $31,633.10
             $60,883.90                   $33,316.00
             $52,524.50                   $28,478.50
             $57,225.50                   $30,728.30
             $65,523.20                   $34,916.60
             $65,365.90                   $34,539.50
             $68,856.40                   $36,093.80
             $74,619.70                   $38,815.20
             $72,739.30                   $37,569.30
             $74,121.40                   $37,982.50
             $76,456.20                   $38,882.70
1992         $80,294.30                   $40,550.80
             $83,795.10                   $42,034.90
             $84,197.30                   $41,929.90
             $86,369.60                   $42,709.80
             $88,373.40                   $43,410.20
             $85,024.00                   $41,482.80
             $85,381.10                   $41,345.90
             $89,547.70                   $43,061.70
             $89,529.80                   $42,743.10
             $98,241.10                   $46,602.80
            $107,603.00                   $50,703.80
            $116,147.00                   $54,395.10
            $123,139.00                   $57,327.00
            $129,752.00                   $60,078.70
            $135,565.00                   $62,415.70
            $139,754.00                   $63,969.90
1996        $151,395.00                   $68,940.30
            $155,468.00                   $70,463.90
            $182,581.00                   $82,379.40
            $196,257.00                   $88,162.40
            $201,889.00                   $90,313.60
            $230,032.00                  $102,533.00
            $237,670.00                  $105,517.00
            $214,093.00                   $94,648.50
            $259,652.00                  $114,402.00
            $272,582.00                  $119,721.00
            $291,772.00                  $127,755.00
            $273,595.00                  $119,374.00
            $314,278.00                  $136,731.00
            $321,475.00                  $139,465.00
            $312,924.00                  $135,379.00
            $309,889.00                  $133,700.00
            $285,655.00                  $122,884.00
            $251,805.00                  $108,003.00
            $266,536.00                  $113,965.00
            $227,435.00                   $96,881.20
2001        $251,725.00                  $106,850.00


Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Composite Stock Price Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.

                  World Stock Market Capitalization by Region
                          World Total: 15.9 Trillion

                                    [CHART]

Canada          3.0%
U.S.           45.4%
Europe         33.3%
Pacific Basin  18.4%

Source: Morgan Stanley Capital International, December 31, 2001. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential or Strategic Partners mutual fund.

                               -----------------

The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

           Long Term U.S. Treasury Bond Yield in Percent (1926-2001)

                                    [CHART]


1926      3.5439
          3.165
          3.3994
          3.4048
          3.3041
          4.0725
          3.1515
          3.356
          2.9259
          2.7634
1936      2.5541
          2.7336
          2.5237
          2.2589
          1.9434
          2.036
          2.4572
          2.4788
          2.4601
          1.9926
1946      2.1235
          2.4319
          2.3692
          2.091
          2.2412
          2.6875
          2.7876
          2.7356
          2.719
          2.9471
1956      3.4545
          3.233
          3.817
          4.471
          3.8031
          4.152
          3.9541
          4.1694
          4.2266
          4.5002
1966      4.5549
          5.5599
          5.9776
          6.867
          6.4761
          5.9662
          5.9937
          7.2562
          7.6026
          8.0467
1976      7.2087
          8.0293
          8.9772
         10.1151
         11.9872
         13.339
         10.951
         11.9663
         11.701
          9.5579
1986      7.8891
          9.2043
          9.185
          8.1634
          8.4436
          7.3013
          7.2573
          6.5444
          7.9924
          6.028
1996      6.7253
          6.0228
          5.4235
          6.8208
          5.5805
2001      5.7509


Source: Ibbotson Associates. Used with permission. All rights reserved. This chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-2001. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes only y and should not be construed to represent the yields of any Prudential or Strategic Partners mutual fund.

                                    PART C

                               OTHER INFORMATION

Item 23. Exhibits.

   (a) (1) Agreement and Declaration of Trust.(1)

       (2) Certificate of Trust.(1)

       (3) Amendment to Certificate of Trust dated September 4, 2001.(2)

   (b) By-laws.(3)


   (c) In response to this item, Registrant incorporates by reference the following provisions of its Agreement and Declaration of Trust and By-Laws, filed herewith as Exhibit (a)(3) and Exhibit (b), respectively, defining the rights of Registrant's shareholders: Articles III and V of the Agreement and Declaration of Trust and Article III of the By-Laws.



   (d) (1) Management Agreement between Registrant and Prudential Investments, LLC (formerly Prudential Investments Fund Management LLC) (PI) with respect to Strategic Partners Focused Growth Fund (the Focused Growth
       Fund).(4)


       (2) Sub-Management Agreement between PI and Prudential Investments Management, Inc. (formerly The Prudential Investment Corporation) (PIM) with respect to the Focused Growth Fund.(5)

       (3) Subadvisory Agreement between PIM and Jennison Associates LLC (Jennison) with respect to the Focused Growth Fund.(4)

       (4) Subadvisory Agreement between PI and Alliance Capital Management, L.P. (Alliance) with respect to the Focused Growth Fund.(4)

       (5) Management Agreement between Registrant and PI with respect to Strategic Partners New Era Growth Fund (the New Era Growth Fund).(4)

       (6) Subadvisory Agreement between PI and Massachusetts Financial Services Company (MFS) with respect to the New Era Growth Fund.(7)

       (7) Subadvisory Agreement between PI and Jennison with respect to the New Era Growth Fund.(6)

       (8) Management Agreement between Registrant and PI with respect to Strategic Partners Focused Value Fund (the Focused Value Fund).(4)

       (9) Subadvisory Agreement between PI and Davis Selected Advisers LP (Davis Advisers) with respect to the Focused Value Fund.(4)

       (10) Subadvisory Agreement between PI and Salomon Brothers Asset Management Inc. (Salomon Brothers) with respect to the Focused Value Fund.(4)


       (11) Management Agreement between Registrant and PI with respect to the Strategic Partners Mid-Cap Value Fund (Mid-Cap Value Fund), the Strategic Partners Market Opportunity Fund (the Market Opportunity Fund) and future series of Registrant.**



       (12) Form of Subadvisory Agreement between PI and Fund Asset Management, L.P. d/b/a Mercury Advisors (Mercury) with respect to the Mid-Cap Value Fund.**



       (13) Subadvisory Agreement between PI and Harris Associates L.P. (Harris) with respect to the Mid-Cap Value Fund.**





   (e) (1) Distribution Agreement with Prudential Investment Management Services LLC (PIMS).(4)

       (2) Form of Dealer Agreement.(3)


   (f) Not applicable.


   (g) (1) Custodian Contract between Registrant and State Street Bank and Trust Company (State Street).(3)

      (2) Amendment dated February 22, 1999 to Custodian Contract between Registrant and State Street.(3)


      (3) Amendment to Custodian Contract dated July 17, 2001.(8)


   (h) Transfer Agency and Service Agreement between Registrant and Prudential Mutual Fund Services LLC.(3)


   (i) Opinion of counsel.**



   (j) Consent of independent accountants.**



   (k) Not applicable.



   (l) Not applicable.



  (m) (1) Distribution and Service Plan for Class A shares of Registrant dated February 26, 2002.**



       (2) Distribution and Service Plan for Class B shares of Registrant dated February 26, 2002.**



       (3) Distribution and Service Plan for Class C shares of Registrant dated February 26, 2002.**



   (n) Amended and Restated Rule 18f-3 Plan dated April 22, 2002.**


   (p) (1) Registrant Code of Ethics, dated September 19, 2001.(2)


       (2) PI, PIM and PIMS Code of Ethics, dated September 19, 2001.(9)



       (3) Alliance Code of Ethics dated January 2001.**


       (4) Jennison Code of Ethics.(3)

       (5) MFS Code of Ethics.(6)


       (6) Davis Advisers Code of Ethics.(10)



       (7) Salomon Brothers Code of Ethics.(10)


       (8) Mercury Code of Ethics.(2)

       (9) Harris Code of Ethics.(2)


       Powers of attorney.(2)

----------
*  To be filed by amendment.

** Filed herewith.

(1) Incorporated by reference to Registrant's registration statement on Form N-1A filed on February 1, 2000 (File No. 333-95849).


(2) Incorporated by reference to post-effective amendment no. 7 to Registrant's registration statement on Form N-1A filed on February 20, 2002 (file No. 333-95849).


(3) Incorporated by reference to pre-effective amendment no. 1 to Registrant's registration statement on Form N-1A filed on March 27, 2000 (File No. 333-95849).


(4) Incorporated by reference to post-effective amendment no. 6 to Registrant's registration statement on Form N-1A filed on April 27, 2001 (File No. 333-95849).


(5) Incorporated by reference to post-effective amendment no. 1 to Registrant's registration statement on Form N-1A filed on July 21, 2000 (File No. 333-95849).


(6) Incorporated by reference to post-effective amendment no. 3 to Registrant's registration statement on Form N-1A filed on October 6, 2000 (File No. 333-95849).


(7) Incorporated by reference to post-effective amendment no. 4 to Registrant's registration statement on Form N-1A filed on November 30, 2000 (File No. 333-95849).




(8) Incorporated by reference to Exhibit (g)(3) to post-effective amendment no. 23 to the registration statement on Form N-1A of Prudential Natural Resources, Inc. filed on July 31, 2001 (File No. 33-15166).


(9) Incorporated by reference to Exhibit (p)(2) to post-effective amendment no. 7 to the registration statement on Form N-1A of Strategic Partners Style Specific Funds filed on October 1, 2001 (File No. 333-82621).


(10) Incorporated by reference to post-effective amendment no. 5 to Registrant's registration statement on Form N-1A filed on December 15, 2000 (File No. 333-95849).

Item 24. Persons Controlled by or under Common Control with Registrant.

   None.

Item 25. Indemnification.


   As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Del. Code Ann. title 12 sec. 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article VII, Section 2 of the Agreement and Declaration of Trust (Exhibit a(1) to this registration statement) states that
(1) Registrant shall indemnify any present trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee, officer or both, and against any amount incurred in settlement thereof and (2) all persons extending credit to, contracting with or having any claim against Registrant shall look only to the assets of the appropriate Series (or if no Series has yet been established, only to the assets of Registrant). Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively "disabling conduct"). In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Agreement and Declaration of Trust, that the officer or trustee did not engage in disabling conduct. In addition, Article XI of Registrant's By-Laws (Exhibit b to this registration statement) provides that any trustee, officer, employee or other agent of Registrant shall be indemnified by Registrant against all liabilities and expenses subject to certain limitations and exceptions contained in Article XI of the By-Laws. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit e to this registration statement), the Distributor of Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.



   Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the Securities Act), may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission (the SEC) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against Registrant by such Trustee, officer or controlling person in connection with the shares being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.



   Registrant will purchase an insurance policy insuring its officers and Trustees against liabilities, and certain costs of defending claims against such officers and Trustees, to the extent such officers and Trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures Registrant against the cost of indemnification payments to officers and Trustees under certain circumstances.



   Section 8 of each Management Agreement (Exhibits d(1), (d)(5), (d)(8) and d(11) to this registration statement), Section 4 of the Sub-Management Agreement (Exhibit d(2) to this registration statement) and Section 4 of each Subadvisory Agreement (Exhibits d(3), d(4), d(6), d(7), d(9), d(10), d(12) and d(13) to this registration statement) limit the liability of PI, PIM, Jennison, Alliance, MFS, Davis Advisers, Salomon Brothers, Mercury and Harris, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.



   Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the SEC under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.


   Under Section 17(h) of the 1940 Act, it is the position of the staff of the SEC that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

   Under its Agreement and Declaration of Trust, Registrant may advance funds to provide for indemnification. Pursuant to the SEC staff's position on Section 17(h), advances will be limited in the following respect:

    (1)Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);


    (2)Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from Registrant by reason of indemnification;


    (3)Such promise must be secured by a surety bond or other suitable insurance; and

    (4)Such surety bond or other insurance must be paid for by the recipient of such advance.

Item 26. Business and Other Connections of Investment Adviser.

   (a) PI


   See "How the [Trust/Fund] is Managed--Manager" in each prospectus constituting Part A of this registration statement and "Investment Advisory and Other Services" in each statement of additional information (SAI) constituting Part B of this registration statement.


   The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the SEC, the text of which is hereby incorporated by reference (File No. 801-31104).

   The business and other connections of PI's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.


Name and Address      Position with PI                                   Principal Occupations
----------------      ----------------                                   ---------------------
David R. Odenath, Jr. Officer in Charge,         Officer in Charge, President, Chief Executive Officer and Chief
                      President, Chief Executive   Operating Officer, PI; Senior Vice President, Prudential Financial,
                      Officer and Chief            Inc. (Prudential)
                      Operating Officer
Catherine Brauer      Executive Vice President   Executive Vice President, PI
John L. Carter        Executive Vice President   Executive Vice President, PI
Robert F. Gunia       Executive Vice President   Executive Vice President and Chief Administrative Officer, PI; Vice
                      and Chief Administrative     President, Prudential; President, PIMS
                      Officer
William V. Healey     Executive Vice President,  Executive Vice President, Chief Legal Officer and Secretary, PI; Vice
                      Chief Legal Officer and      President and Associate General Counsel, Prudential; Senior Vice
                      Secretary                    President, Chief Legal Officer and Secretary, PIMS
Marc S. Levine        Executive Vice President   Executive Vice President, PI
Judy A. Rice          Executive Vice President   Executive Vice President, PI
Ajay Sawhney          Executive Vice President   Executive Vice President, PI
Lynn M. Waldvogel     Executive Vice President   Executive Vice President, PI


   (b) PIM


   See "How the Fund is Managed--Investment Adviser" in the prospectus of the Market Opportunity Fund, and "How the Trust is Managed--Sub-Manager" in the prospectus of the Focused Growth, New Era Growth and Focused Value Funds, included as part of Part A of this registration statement and "Investment Advisory and Other Services" in the SAIs for these Funds included as part of Part B of this registration statement.


   The business and other connections of PIM's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07102.

Name and Address        Position with PIM                                  Principal Occupations
----------------        -----------------                                  ---------------------
John R. Strangfeld, Jr. Chairman of the Board,     Chief Executive Officer, Prudential Securities Incorporated; President
                        President, Chief Executive   of Prudential Global Asset Management Group of Prudential;
                        Officer and Director         Senior Vice President, Prudential; Chairman of the Board,
                                                     President, Chief Executive Officer and Director, PIM
Bernard W. Winograd     Senior Vice President and  Chief Executive Officer, Prudential Real Estate Investors; Senior Vice
                        Director                     President and Director, PIM

   (c) Jennison


   See "How the Trust is Managed--Investment Advisers" in the prospectus of the Focused Growth, New Era Growth and Focused Value Funds, included as part of Part A of this registration statement and "Investment Advisory and Other Services" in the SAI of these Funds, included as part of Part B of this registration statement.



   The business and other connections of Jennison's directors and executive officers are listed in its Form ADV as currently on file with the SEC (File No. 801-5608), the relevant text of which is hereby incorporated by reference.


   (d) MFS


   See "How the Trust is Managed--Investment Advisers" in the prospectus of the Focused Growth, New Era Growth and Focused Value Funds, included as part of Part A of this registration statement and "Investment Advisory and Other Services" in the SAI of these Funds, included as part of Part B of this registration statement.


   The business and other connections of the directors and executive officers of MFS are listed in its Form ADV as currently on file with the SEC (File No. 801-17352), the relevant text of which is hereby incorporated by reference.

   (e) Alliance


   See "How the Trust is Managed--Investment Advisers" in the prospectus of the Focused Growth, New Era Growth and Funds, included as part of Part A of this registration statement, and "Investment Advisory and Other Services" in the SAI of these Funds, included as part of Part B of this registration statement.


   The business and other connections of the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance, are listed in its Form ADV as currently on file with the SEC (File No. 801-32361), the relevant text of which is hereby incorporated by reference.

   (f) Davis Advisers


   See "How the Trust is Managed--Investment Advisers" in the prospectus of the Focused Growth, New Era Growth and Focused Value Funds, included as part of Part A of this registration statement, and "Investment Advisory and Other Services" in the SAI of these Funds, included as part of Part B of this registration statement.


   The business and other connections of the directors and executive officers of Davis Advisers are listed in its Form ADV as currently on file with the SEC (File No. 801-31648), the relevant text of which is hereby incorporated by reference.

   (g) Salomon Brothers


   See "How the Trust is Managed--Investment Advisers" in the prospectus of the Focused Growth, New Era Growth and Focused Value Funds, included as part of Part A of this registration statement, and "Investment Advisory and Other Services" in the SAI of the Focused Value Fund, included as part of Part B of this registration statement.


   The business and other connections of the directors and executive officers of Salomon Brothers are listed in its Form ADV as currently on file with the SEC (File No. 801-32046), the relevant text of which is hereby incorporated by reference.

   (h) Mercury


   See "How the Fund is Managed--Investment Advisers" in the prospectus of the Mid-Cap Value Fund, included as part of Part A of this registration statement, and "Investment Advisory and Other Services" in the SAI of this Fund, included as part of Part B of this registration statement.


   The business and other connections of the directors and executive officers of Fund Asset Management, L.P. are listed in its Form ADV as currently on file with the SEC (File No. 801-12485), the relevant text of which is hereby incorporated by reference.

   (i) Harris

   See "How the Trust is Managed--Investment Advisers" in the prospectus of the Mid-Cap Value Fund, included as part of Part A of this registration statement, and "Investment Advisory and Other Services" in the SAI of this Fund, included as part of Part B of this registration statement.


   The business and other connections of the directors and executive officers of Harris are listed in its Form ADV as currently on file with the SEC (File No. 801-50333), the relevant text of which is hereby incorporated by reference.

Item 27. Principal Underwriters.

   (a) PIMS


   PIMS is distributor for Cash Accumulation Trust, COMMAND Government Fund, COMMAND Money Fund, COMMAND Tax-Free Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential California Municipal Fund, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential's Gibraltar Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Prudential 20/20 Focus Fund, Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Style Specific Funds, Strategic Partners Opportunity Funds, The Prudential Investment Portfolios, Inc. and The Target Portfolio Trust.


   PIMS is also distributor of the following unit investment trusts: Separate
Accounts: The Prudential Variable Contract Account -2, The Prudential Variable Contract Account -10, The Prudential Variable Contract Account -11, The Prudential Variable Contract Account -24, The Prudential Variable Contract Account GI -2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

   (b) Information concerning the directors and officers of PIMS is set forth below.

                                Positions and Offices     Positions and Offices
Name(1)                         with Underwriter          with Registrant
-------                         ----------------          ---------------
Stuart A. Abrams............... Senior Vice President and None
                                Compliance
                                Officer
  213 Washington Street Newark,
NJ 07102

Margaret Deverell.............. Vice President and Chief  None
                                Financial Officer

  213 Washington Street Newark,
NJ 07102

Robert F. Gunia................ President                 Vice President and Trustee

William V. Healey.............. Senior Vice President,    Assistant Secretary
                                Secretary and Chief Legal
                                Officer

Bernard W. Winograd............ Executive Vice President  None

----------
   (1)The address of each person named is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, unless otherwise indicated.

   (c) Registrant has no principal underwriter who is not an affiliated person of Registrant.

Item 28. Location of Accounts and Records.


   All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street, One Heritage Drive, North Quincy, Massachusetts 02171; PIM, Prudential Plaza, 745 Broad Street, Newark, New Jersey 07102; Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077; Jennison, 466 Lexington Avenue, New York, New York 10017; Alliance, 1345 Avenue of the Americas, New York, New York, 10105 and 601 Second Avenue South, Suite 5000, Minneapolis, Minnesota 55402; MFS, 500 Boylston Street, Boston, Massachusetts 02116; Davis Advisers, 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706; Salomon Brothers, 750 Washington Boulevard, 11th Floor, Stamford, Connecticut 06901; PMFS, 194 Wood Avenue South, Iselin, New Jersey 08830, Mercury, 800 Scudders Mill Road, Plainsboro, New Jersey 08536; and Harris, Two North LaSalle Street, Chicago, Illinois 60602-3790. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) and
Rules 31a-1(b)(4) and (11) and 31a-1(d) under the 1940 Act will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) of the 1940 Act and the Rules promulgated thereunder will be kept by State Street and PMFS.

Item 29. Management Services.


   Other than as set forth under the captions "How the [Trust/Fund] is Managed--Manager;--Sub-Manager;--Investment Advisers; and --Distributor" in the prospectuses and the caption "Investment Advisory and Other Services" in the SAIs, constituting Parts A and B, respectively, of this registration statement, Registrant is not a party to any management-related service contract.


Item 30. Undertakings.

   Not applicable.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act and the Investment Company Act, Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this post-effective amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 24th day of April, 2002.


                                          STRATEGIC PARTNERS OPPORTUNITY FUNDS

                                          By /S/  DAVID R. ODENATH, JR.
                                          ------------------------------------
                                          David R. Odenath, Jr., President


   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.



           Signature                      Title                    Date
           ---------                      -----                    ----
               *                         Trustee              April 24, 2002
    -----------------------
       Eugene C. Dorsey
               *                         Trustee              April 24, 2002
    -----------------------
        Saul K. Fenster
               *                         Trustee              April 24, 2002
    -----------------------
        Robert F. Gunia
               *                         Trustee              April 24, 2002
    -----------------------
      Robert E. La Blanc
               *                         Trustee              April 24, 2002
    -----------------------
    Douglas H. McCorkindale
               *                         Trustee              April 24, 2002
    -----------------------
    W. Scott McDonald, Jr.
               *                         Trustee              April 24, 2002
    -----------------------
       Thomas T. Mooney
               *                  Trustee and President       April 24, 2002
    -----------------------
     David R. Odenath, Jr.
               *                         Trustee              April 24, 2002
    -----------------------
       Stephen Stoneburn
               *                         Trustee              April 24, 2002
    -----------------------
       Clay T. Whitehead
               *            Treasurer and Principal Financial April 24, 2002
    -----------------------
        Grace C. Torres          and Accounting Officer


*By /S/  GEORGE P. ATTISANO
----------------------------------
 George P. Attisano
 Attorney-in-fact

                     STRATEGIC PARTNERS OPPORTUNITY FUNDS

                                 EXHIBIT INDEX


 Exhibit
 Number   Description
--------- -----------

(d)  (11) Management Agreement between Registrant and PI with respect to the Mid-Cap Value and Market Opportunity Funds and future series of Registrant.

     (12) Form of Subadvisory Agreement between PI and Mercury with respect to the Mid-Cap Value Fund.

     (13) Subadvisory Agreement between PI and Harris with respect to the Mid-Cap Value Fund.

(i)       Opinion of counsel.

(j)       Consent of independent accountants.

(m) (1)   Distribution and Service Plan for Class A Shares of Registrant dated February 26, 2002.

      (2) Distribution and Service Plan for Class B Shares of Registrant dated February 26, 2002.

      (3) Distribution and Service Plan for Class C Shares of Registrant dated February 26, 2002.

(n)       Amend and Restated Rule 18f-3 Plan dated April 23, 2002.

(p)  (3)  Alliance Code of Ethics dated January 2001.